     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 2004

                                                              FILE NOS.: 2-91103
                                                                        811-4020

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                      /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /
                        POST-EFFECTIVE AMENDMENT NO. 22                      /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               /X/
                                AMENDMENT NO. 23                             /X/

                                   ----------

                            MORGAN STANLEY CALIFORNIA
                              TAX-FREE INCOME FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:
       CARL FRISCHLING, ESQ.                    LEONARD B. MACKEY, JR., ESQ.
KRAMER LEVIN NAFTALIS & FRANKEL LLP                CLIFFORD CHANCE US LLP
         919 THIRD AVENUE                              200 PARK AVENUE
     NEW YORK, NEW YORK 10022                     NEW YORK, NEW YORK 10166

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
          /X/ immediately upon filing pursuant to paragraph (b)
          / / on (date) pursuant to paragraph (b)
          / / 60 days after filing pursuant to paragraph (a)
          / / on (date) pursuant to paragraph (a)(2) of rule 485

          AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

[GRAPHIC]


MORGAN STANLEY FUNDS



MORGAN STANLEY
CALIFORNIA TAX-FREE
INCOME FUND

A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND CALIFORNIA INCOME TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL


[MORGAN STANLEY LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

MARCH 18, 2004

CONTENTS


THE FUND
      Investment Objective                                                     1
      Principal Investment Strategies                                          1
      Principal Risks                                                          2
      Past Performance                                                         4
      Fees and Expenses                                                        6
      Additional Investment Strategy Information                               7
      Additional Risk Information                                              8
      Fund Management                                                          8

SHAREHOLDER INFORMATION
      Pricing Fund Shares                                                      9
      How To Buy Shares                                                        9
      How To Exchange Shares                                                  11
      How To Sell Shares                                                      13
      Distributions                                                           15
      Tax Consequences                                                        15
      Share Class Arrangements                                                16

FINANCIAL HIGHLIGHTS                                                          24

MORGAN STANLEY FUNDS                                           Inside Back Cover


This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley California Tax-Free Income Fund seeks to provide a high level of current income exempt from federal and California income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will normally invest at least 80% of its net assets in securities that pay interest exempt from federal and California state income taxes. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in investment grade, California municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments or their respective agencies. These municipal obligations will have the following ratings at the time of purchase:

-  municipal bonds --              within the four highest grades by Moody's
                                   Investors Service Inc. ("Moody's"), Standard
                                   & Poor's Corporation ("S&P"), or Fitch IBCA,
                                   Inc. ("Fitch");
-  municipal notes --              within the two highest grades or, if not
                                   rated, have outstanding bonds within the four
                                   highest grades by Moody's, S&P or Fitch; and
-  municipal commercial paper --   within the highest grade by Moody's, S&P or
                                   Fitch.

The Fund may also invest in unrated securities which are judged by the Investment Manager to have comparable quality to the securities described above.

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

The Fund may invest up to 20% of its net assets in taxable money market instruments, tax-exempt securities of other states and municipalities, and securities that pay interest income subject to the

[SIDENOTE]

INCOME

AN INVESTMENT OBJECTIVE HAVING THE PRIMARY GOAL OF SELECTING SECURITIES TO PAY OUT INCOME.

"alternative minimum tax." Since some investors may have to pay tax on a Fund distribution of this income, the Fund may not be a suitable investment for them. See the "Tax Consequences" section for more details.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to finance a wide variety of municipal projects which may include: educational facilities, electric utility, hospitals/healthcare, industrial development/pollution control, single & multi-family housing, transportation and water & sewer facilities. The Fund's municipal obligation investments may include zero coupon securities. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis--and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

CREDIT AND INTEREST RATE RISKS. Principal risks of investing in the Fund are associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state. The Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning these municipalities' abilities to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down.

When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

PRIVATE ACTIVITY BONDS. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.


INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Fund may purchase is the rate the issuer would have paid on the fixed-income obligation: (i) PLUS the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) MINUS such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, I.E., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.


OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its lease obligations investments and options and futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1994    -5.97%
1995    14.96%
1996     3.13%
1997     7.51%
1998     5.63%
1999    -3.99%
2000    12.29%
2001     3.56%
2002     8.13%
2003     4.27%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.11% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.10% (quarter ended March 31, 1994).

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                       PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------------------
  Class A(1)--Return Before Taxes                                         -0.13%          3.92%            --           4.35%
              Lehman Brothers Municipal Bond Index(2)                      5.31%          5.83%            --           6.02%*
              Lipper California Municipal Debt Funds Index(3)              4.57%          4.86%            --           5.30%
  Class B(1)--Return Before Taxes                                         -0.69%          4.38%          4.77%            --
              Return After Taxes on Distributions(4)                      -0.83%          4.29%          4.64%            --
              Return After Taxes on Distributions and Sale of
              Fund Shares                                                  1.18%          4.36%          4.68%            --
              Lehman Brothers Municipal Bond Index(2)                      5.31%          5.83%          6.03%            --
              Lipper California Municipal Debt Funds Index(3)              4.57%          4.86%          5.33%
  Class C(1)--Return Before Taxes                                          2.81%          4.27%            --           4.58%
              Lehman Brothers Municipal Bond Index(2)                      5.31%          5.83%            --           6.02%*
              Lipper California Municipal Debt Funds Index(3)              4.57%          4.86%            --           5.30%
  Class D(1)--Return Before Taxes                                          4.50%          5.04%            --           5.33%
              Lehman Brothers Municipal Bond Index(2)                      5.31%          5.83%            --           6.02%*
              Lipper California Municipal Debt Funds Index(3)              4.57%          4.86%            --           5.30%



*    For the period July 31, 1997 through December 31, 2003.
(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on July 11, 1984.
(2) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, and with maturities of 2 years or greater. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(3) The Lipper California Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper California Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.
(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                                      CLASS A       CLASS B       CLASS C       CLASS D
   Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                          4.25%(1)      None          None          None

   Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at
   redemption)                                                            None(2)       5.00%(3)      1.00%(4)      None


ANNUAL FUND OPERATING EXPENSES


                                                     CLASS A       CLASS B          CLASS C       CLASS D
   Management fee                                     0.54%         0.54%            0.54%         0.54%
   Distribution and service (12b-1) fees              0.18%         0.75%(5)         0.75%         None
   Other expenses                                     0.06%         0.06%            0.06%         0.06%
   Total annual Fund operating expenses               0.78%         1.35%            1.35%         0.60%


(1)  Reduced for purchases of $25,000 and over.
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
(4)  Only applicable if you sell your shares within one year after purchase.

(5) A rebate reduced the Fund's Class B distribution fee to 0.23%. Such rebates are made at the discretion of the Fund's distributor. As a result, the total annual operating expenses for the Fund's Class B shares amounted to 0.83%.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.


[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003.

                           IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
                  ------------------------------------------ ------------------------------------------
                   1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A           $    501   $    664   $    840   $  1,350   $    501   $    664   $    840   $  1,350
Class B           $    637   $    728   $    939   $  1,624   $    137   $    428   $    739   $  1,624
Class C           $    237   $    428   $    739   $  1,624   $    137   $    428   $    739   $  1,624
Class D           $     61   $    192   $    335   $    750   $     61   $    192   $    335   $    750


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's principal investment strategies.

The Fund's policy of investing at least 80% of its assets in securities the interest on which is exempt from federal income taxes and California state income taxes, except for "defensive" investing discussed below, is fundamental. This fundamental policy may not be changed without shareholder approval. The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

OPTIONS AND FUTURES. The Fund may invest in put and call options and futures on its portfolio securities. The Fund may use options and futures to protect against a decline in the Fund's securities or an increase in prices of securities that may be purchased.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market securities, non-California tax-exempt securities or in tax-exempt securities subject to the alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. The Fund will only purchase municipal obligations of other states that satisfy the same standards as set forth for the California tax-exempt securities. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide California tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the principal risks of investing in the Fund.


BOND INSURANCE RISK. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect the Fund against losses caused by declines in a bond's value due to change in market conditions.


OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. If the Investment Manager's predictions of movements in the direction of the markets are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options which are options negotiated with dealers; there is no secondary market for these investments.

FUND MANAGEMENT

[GRAPHIC]


The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed within the Municipal Fixed-Income team. Current members of the team include Joseph Piraro, a Vice President of the Investment Manager, Dennis Pietrzak, an Executive Director of the Investment Manager, and Joseph R. Arcieri, an Executive Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.54% of the Fund's average daily net assets.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $110 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF FEBRUARY 29, 2004.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.


An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR


IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS


                                                                                         MINIMUM INVESTMENT
                                                                                      ----------------------
   INVESTMENT OPTIONS                                                                  INITIAL    ADDITIONAL
   Regular Accounts                                                                   $   1,000    $    100
   EASYINVEST(R)
   (Automatically from your checking or savings account or Money Market Fund)         $     100*   $    100*


* Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


[SIDENOTE]


EASYINVEST(R)


A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley California Tax-Free Income Fund.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
Contact Your        To sell your shares, simply call your Morgan Stanley
Financial Advisor   Financial Advisor or other authorized financial
                    representative. Payment will be sent to the address to which the account is registered, or deposited in your brokerage
                    account.

By Letter           You can also sell your shares by writing a "letter of
                    instruction" that includes:
                    -  your account number;
                    -  the name of the Fund;
                    -  the dollar amount or the number of shares you wish to
                       sell;
                    -  the Class of shares you wish to sell; and
                    -  the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
Systematic          If your investment in all of the Morgan Stanley Funds has a
Withdrawal Plan     total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.

                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this PROSPECTUS.

                    To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not effected until it has been verified that the check has been honored.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:
-  The Fund makes distributions; and
-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal and California income taxes--to the extent they are derived from California's municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.


Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes.

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.


If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for income tax purposes.


If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and California income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.


The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.


SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

  CLASS   SALES CHARGE                                                                MAXIMUM ANNUAL 12B-1 FEE
    A     Maximum 4.25% initial sales charge reduced for purchase of $25,000 or more; shares sold without an initial sales charge are generally
          subject to a 1.0% CDSC during the first year                                         0.25%
    B     Maximum 5.0% CDSC during the first year decreasing to 0% after six
          years                                                                                0.75%
    C     1.0% CDSC during the first year                                                      0.75%
    D     None                                                                                 None

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


                                                          FRONT-END SALES CHARGE
                                            --------------------------------------------------
   AMOUNT OF                                    PERCENTAGE OF           APPROXIMATE PERCENTAGE
   SINGLE TRANSACTION                       PUBLIC OFFERING PRICE       OF NET AMOUNT INVESTED
   Less than $25,000                                 4.25%                       4.44%
   $25,000 but less than $50,000                     4.00%                       4.17%
   $50,000 but less than $100,000                    3.50%                       3.63%
   $100,000 but less than $250,000                   2.75%                       2.83%
   $250,000 but less than $500,000                   2.25%                       2.30%
   $500,000 but less than $1 million                 1.75%                       1.78%
   $1 million and over                               0.00%                       0.00%

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:
-  A single account (including an individual, trust or fiduciary account).
- Family member accounts (limited to husband, wife and children under the age of 21).
- Pension, profit sharing or other employee benefit plans of companies and their affiliates.
-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million, you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of shares of Class A of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:
- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.
- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.
- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
   (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.
- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.
- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

   YEAR SINCE PURCHASE PAYMENT MADE               CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
   First                                                            5.0%
   Second                                                           4.0%
   Third                                                            3.0%
   Fourth                                                           2.0%
   Fifth                                                            2.0%
   Sixth                                                            1.0%
   Seventh and thereafter                                           None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:
- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on terminations.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are also subject to an annual distribution (12b-1) fee of up to 0.75% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


CONVERSION FEATURE. After 10 years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of

5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.75% of the average daily net assets of that Class. This fee is higer than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:
- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.
- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.
- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.
- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.
- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES

  FOR THE YEAR ENDED DECEMBER 31,                       2003            2002            2001            2000            1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                $      12.68    $      12.34    $      12.49    $      11.67    $      12.75
                                                    ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations:
  Net investment income                                     0.55            0.57            0.57            0.58            0.58
  Net realized and unrealized gain (loss)                  (0.01)           0.44           (0.10)           0.82           (1.06)
                                                    ------------    ------------    ------------    ------------    ------------
Total income (loss) from investment operations              0.54            1.01            0.47            1.40           (0.48)
                                                    ------------    ------------    ------------    ------------    ------------
Less dividends and distributions from:
  Net investment income                                    (0.55)          (0.57)          (0.58)          (0.58)          (0.58)
  Net realized gain                                        (0.09)          (0.10)          (0.04)             --           (0.02)
                                                    ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                          (0.64)          (0.67)          (0.62)          (0.58)          (0.60)
                                                    ------------    ------------    ------------    ------------    ------------
Net asset value, end of period                      $      12.58    $      12.68    $      12.34    $      12.49    $      11.67
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                               4.31%           8.37%           3.90%          12.17%          (3.91)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses (before expense offset)                            0.78%           0.80%           0.80%           0.83%           0.78%(2)
Net investment income                                       4.34%           4.53%           4.62%           4.80%           4.70%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $     17,422    $     20,775    $     17,147    $     12,336    $      6,253
Portfolio turnover rate                                       11%             12%             13%              4%              5%

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall fund ratios for investment income and non-class specific expenses.
(2)  Does not reflect the effect of expense offset of 0.01%

CLASS B SHARES

  FOR THE YEAR ENDED DECEMBER 31,                       2003            2002            2001            2000            1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                $      12.75    $      12.42    $      12.57    $      11.73    $      12.81
                                                    ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations:
  Net investment income                                     0.55            0.56            0.55            0.57            0.57
  Net realized and unrealized gain (loss)                  (0.02)           0.42           (0.11)           0.84           (1.06)
                                                    ------------    ------------    ------------    ------------    ------------
Total income (loss) from investment operations              0.53            0.98            0.44            1.41           (0.49)
                                                    ------------    ------------    ------------    ------------    ------------
Less dividends and distributions from:
  Net investment income                                    (0.54)          (0.55)          (0.55)          (0.57)          (0.57)
  Net realized gain                                        (0.09)          (0.10)          (0.04)             --           (0.02)
                                                    ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                          (0.63)          (0.65)          (0.59)          (0.57)          (0.59)
                                                    ------------    ------------    ------------    ------------    ------------
Net asset value, end of period                      $      12.65    $      12.75    $      12.42    $      12.57    $      11.73
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                               4.27%           8.13%           3.56%          12.29%          (3.99)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1),(3):
Expenses (before expense offset)                            0.83%           0.93%           1.04%           0.93%           0.91%(2)
Net investment income                                       4.29%           4.40%           4.38%           4.70%           4.57%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $    599,737    $    682,046    $    696,481    $    732,668    $    761,548
Portfolio turnover rate                                       11%             12%             13%              4%              5%

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall fund ratios for investment income and non-class specific expenses.
(2)  Does not reflect the effect of expense offset of 0.01%
(3) If the Fund had borne all of its expenses that were reimbursed by the Distributor, the annualized expense and net investment income ratios would have been as follows:

                                       EXPENSE          NET INVESTMENT
     PERIOD ENDED                       RATIO            INCOME RATIO
     ------------                      -------          --------------
     December 31, 2003                   1.35%               3.77%
     December 31, 2002                   1.35                3.98
     December 31, 2001                   1.34                4.06
     December 31, 2000                   1.34                4.29
     December 31, 1999                   1.34                4.14

CLASS C SHARES

  FOR THE YEAR ENDED DECEMBER 31,                       2003            2002            2001            2000            1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                $      12.74    $      12.42    $      12.57    $      11.73    $      12.81
                                                    ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations:
  Net investment income                                     0.48            0.50            0.51            0.52            0.51
  Net realized and unrealized gain (loss)                   0.00            0.42           (0.11)           0.84           (1.06)
                                                    ------------    ------------    ------------    ------------    ------------
Total income (loss) from investment operations              0.48            0.92            0.40            1.36           (0.55)
                                                    ------------    ------------    ------------    ------------    ------------
Less dividends and distributions from:
  Net investment income                                    (0.48)          (0.50)          (0.51)          (0.52)          (0.51)
  Net realized gain                                        (0.09)          (0.10)          (0.04)             --           (0.02)
                                                    ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                          (0.57)          (0.60)          (0.55)          (0.52)          (0.53)
                                                    ------------    ------------    ------------    ------------    ------------
Net asset value, end of period                      $      12.65    $      12.74    $      12.42    $      12.57    $      11.73
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                               3.80%           7.59%           3.33%          11.74%          (4.41)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses (before expense offset)                            1.35%           1.35%           1.34%           1.34%           1.34%(2)
Net investment income                                       3.77%           3.98%           4.09%           4.29%           4.14%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $     26,435    $     25,825    $     16,745    $     14,534    $     13,099
Portfolio turnover rate                                       11%             12%             13%              4%              5%

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall fund ratios for investment income and non-class specific expenses.
(2)  Does not reflect the effect of expense offset of 0.01%

CLASS D SHARES

  FOR THE YEAR ENDED DECEMBER 31,                       2003            2002            2001            2000            1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period                $      12.71    $      12.39    $      12.53    $      11.71    $      12.78
                                                    ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations:
  Net investment income                                     0.57            0.60            0.60            0.61            0.60
  Net realized and unrealized gain (loss)                  (0.01)           0.41           (0.10)           0.82           (1.05)
                                                    ------------    ------------    ------------    ------------    ------------
Total income (loss) from investment operations              0.56            1.01            0.50            1.43           (0.45)
                                                    ------------    ------------    ------------    ------------    ------------
Less dividends and distributions from:
  Net investment income                                    (0.57)          (0.59)          (0.60)          (0.61)          (0.60)
  Net realized gain                                        (0.09)          (0.10)          (0.04)             --           (0.02)
                                                    ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                          (0.66)          (0.69)          (0.64)          (0.61)          (0.62)
                                                    ------------    ------------    ------------    ------------    ------------
Net asset value, end of period                      $      12.61    $      12.71    $      12.39    $      12.53    $      11.71
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                               4.50%           8.41%           4.12%          12.50%          (3.63)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses (before expense offset)                            0.60%           0.60%           0.59%           0.59%           0.59%(2)
Net investment income                                       4.52%           4.73%           4.84%           5.04%           4.89%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $     66,143    $     75,332    $     83,638    $     95,132    $      1,021
Portfolio turnover rate                                       11%             12%             13%              4%              5%

+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall fund ratios for investment income and non-class specific expenses.
(2)  Does not reflect the effect of expense offset of 0.01%

NOTES

MORGAN STANLEY FUNDS


GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund

GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series--Equity Portfolio

INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
Quality Income Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust

SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

There may be funds created or terminated after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL--No-Load (Mutual) Fund; MM--Money Market Fund; FSC--A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

CLASS A:            CLFAX
CLASS B:            CLFBX
CLASS C:            CLFCX
CLASS D:            CLFDX

(The Fund's Investment Company Act File No. is 811-4020)


Investments and services offered through Morgan Stanley DW Inc., member SPIC. Morgan Stanley Distributors Inc., member NASD.

(C) 2004 Morgan Stanley


[MORGAN STANLEY LOGO]


CLF#37900 PRO-00


                                                                       [GRAPHIC]


                              MORGAN STANLEY FUNDS



                                                                  MORGAN STANLEY
                                                             CALIFORNIA TAX-FREE
                                                                     INCOME FUND


                                                                     37900 03/04



[MORGAN STANLEY LOGO]


                                                                      PROSPECTUS

                                                                  MARCH 18, 2004

STATEMENT OF ADDITIONAL INFORMATION


MARCH 18, 2004


                                                             MORGAN STANLEY
                                                             CALIFORNIA TAX-FREE
                                                             INCOME FUND


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated March 18, 2004) for the Morgan Stanley California Tax-Free Income Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley
California Tax-Free Income Fund

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                         4
  II.  Description of the Fund and Its Investments and Risks                                4
       A. Classification                                                                    4
       B. Investment Strategies and Risks                                                   4
       C. Fund Policies/Investment Restrictions                                            22
 III.  Management of the Fund                                                              23
       A. Board of Trustees                                                                23
       B. Management Information                                                           23
       C. Compensation                                                                     30
  IV.  Control Persons and Principal Holders of Securities                                 32
   V.  Investment Management and Other Services                                            32
       A. Investment Manager                                                               32
       B. Principal Underwriter                                                            33
       C. Services Provided by the Investment Manager                                      33
       D. Dealer Reallowances                                                              34
       E. Rule 12b-1 Plan                                                                  34
       F. Other Service Providers                                                          38
       G. Codes of Ethics                                                                  39
  VI.  Brokerage Allocation and Other Practices                                            39
       A. Brokerage Transactions                                                           39
       B. Commissions                                                                      39
       C. Brokerage Selection                                                              40
       D. Directed Brokerage                                                               40
       E. Regular Broker-Dealers                                                           40
 VII.  Capital Stock and Other Securities                                                  40
VIII.  Purchase, Redemption and Pricing of Shares                                          41
       A. Purchase of Shares                                                               41
       B. Offering Price                                                                   42
  IX.  Taxation of the Fund and Shareholders                                               42
   X.  Underwriters                                                                        46
  XI.  Performance Data                                                                    46
 XII.  Financial Statements                                                                47
Appendix A  Morgan Stanley Investment Management Proxy Voting Policy
            and Procedures                                                                A-1
Appendix B  Rating of Investments                                                         B-1

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley California Tax-Free Income Fund, a registered open-end investment company.


     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "MORGAN STANLEY & Co." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 9, 1984 with the name Dean Witter California Tax-Free Income Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter California Tax-Free Income Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley California Tax-Free Income Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from both federal and California income tax, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest up to 20% of its assets, or more than 20% of its assets when assuming a temporary defensive position, in taxable money market instruments, tax-exempt securities of other states and municipalities and futures and options. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those tax-exempt securities of other states which satisfy the standards established for the tax-exempt securities of the state of California may be purchased by the Fund.


     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.


     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issue to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the Fund.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     Financial futures contracts are traded in an auction environment on the floors of several Exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

     Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.

     In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.


     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

     Presently there are no options on California tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration in cash, Treasury Bills or other liquid portfolio securities) held in a segregated account on the Fund's books, upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees, which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds form any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its net assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     THE STATE OF CALIFORNIA -- SPECIAL INVESTMENT CONSIDERATIONS. As described in the PROSPECTUS, except during temporary periods, the Fund will invest substantially all of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").

     In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer's office of the State. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

     GENERAL ECONOMIC CONDITIONS. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The state's 2002 population of approximately 35 million, representing approximately 12% of the U.S. population, has grown by nearly 9% since 1997. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent of California's population resided in the 25 Metropolitan Statistical Areas in the state. As of July 1, 2000, the 5-county Los Angeles area accounted for 48 percent of the state's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

     After experiencing strong employment gains in the second half of the 1990's, California's economy slipped into a recession in early 2001, losing approximately 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay area. Employment grew by approximately 79,000 jobs between January 2002 and May 2002 as the State began to recover. The recovery then stalled and since then the economy has been sluggish, with unemployment ranging between 6.6% and 6.9% and employment falling by about 14,000 between May 2002 and June 2003.

     STATE FINANCES. In recent years the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market related income tax revenues, such as capital gains realizations and stock option income. The State estimates that stock market related personal income tax revenue declined from $17.9 billion in fiscal year 2000-01 to $6.1 billion in fiscal year 2001-02, and to $5.0 billion in 2002-03, a total 72 percent decline. The State's economy continued to grow slowly through 2003. Moderate growth is projected in 2004, generally tracking the national economy.

     In the budget for fiscal year 2002-03 (July 1, 2002 to June 30, 2003), Governor Davis and the Legislature addressed the continuing decline in tax revenues, primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans.

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. In fiscal year 2002-03, the State retired $7.5 billion of revenue anticipation warrants issued near the end of the preceding fiscal year and issued $12.5 billion of revenue anticipation notes maturing in June 2003. Due to the budget shortfalls described above, the State Controller issued $10.965 billion of revenue anticipation warrants on June 18, 2003. This borrowing provided cash resources necessary to pay the State's obligations in June 2003 (including the maturing $12.5 billion of revenue anticipation notes) and in the first few months of fiscal year 2003-04. To provide further assurance for the repayment of the revenue anticipation warrants, which mature on June 16, 2004, the State entered into agreements with seven financial institutions which committed (subject to the conditions set forth in the agreements, including the State's inability to refund the revenue anticipation warrants) to purchase the revenue anticipation warrants upon their maturity. If the State is required to draw under the agreements, numerous adverse consequences affecting the State's financial condition might occur, as further described herein. The State issued $3.0 billion of revenue anticipation notes on October 28, 2003. To provide further assurance for the payment of the revenue anticipation notes, the State entered into an agreement with certain financial institutions to provide letters of credit to pay principal and interest with respect to certain of such notes when due. If the State is required to draw under such letters of credit, or is otherwise unable to pay principal and interest on the notes at maturity, numerous adverse consequences affecting the State's financial condition might occur.

     In fiscal year 2002-03, the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State expects to pay $8.203 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $1.2 billion deficit by the end of calendar year 2004 notwithstanding the automatic unemployment insurance tax rate increase that takes effect January 1, 2004. The State may address this issue with one or more of the following options: (1) obtain a loan from the federal government, (2) rollback unemployment benefits and/or (3) increase unemployment insurance taxes which are the sole source of funds for th UI Fund. There is no reason to believe that one or all of these options will not be available to the State. The loan from the federal government would provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan would eventually be repaid from increased UI tax revenue or the available resources resulting from decreased benefits. Interest payments on the loan would be paid by the EDD Contingent Fund and not the General Fund. The new Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed in the upcoming session of the Legislature.

     CURRENT STATE BUDGET. The 2003-04 Governor's Budget (the "2003-04 Governor's Budget") projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

     The 2003-04 Governor's Budget proposed to close the $34.6 billion budget shortfall with expenditure reductions including the reduction of the vehicle license fee backfill to cities and counties; the "realignment" or shift of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases; fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings (including a pension obligation bond issue to pay all or a portion of the 2003-04 retirement obligation for certain state retirement systems).

     On May 14, 2003, Governor Davis released the May Revision to the 2003-04 Governor's Budget (the "May Revision"). The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result principally of the loss of the tobacco securitization proceeds, together with the lost opportunities for savings because of legislative action in lower amounts than requested by Governor Davis, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for 2002-03 and 2003-04 increased from $34.6 billion to $38.2 billion.

     Governor Davis made a number of fundamental changes in the May Revision from his earlier budget proposals. In summary, in the May Revision, Governor Davis proposed to address the budget shortfalls in three phases: (1) eliminate an estimated $10.675 billion budget deficit accumulated through June 30, 2003 (after accounting for $5.1 billion of budget adjustments enacted in March and April 2003), by issuing fiscal recovery bonds to be repaid from a temporary one-half cent increase in the State sales tax, (2) balance the fiscal year 2003-04 budget with a combination of measures ($5.3 billion of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the transfer ("realignment") of certain health and social services programs from the State to counties, and (3) pursue legislative action during the balance of the 2003 legislative session to enact structural reforms that would eliminate an estimated $7.9 billion remaining funding gap for the 2004-05 fiscal year.

     After months of negotiation between Governor Davis and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003, after vetoing $47 million ($1 million General Fund and $46 million bond funds). The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of "fiscal recovery bonds" to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. The 2003 Budget Act rejected the proposed "realignment" of certain health, and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources, as described below.

     Under the 2003 Budget Act, General Fund revenues are projected to increase
3.3 percent, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporate a 4 percent increase in State tax revenues, reflecting a correspondingly moderate growth in the State's economy and the State Department of Finance believes such forecast is reasonable.

     General Fund expenditures are estimated to drop 9 percent from $78.1 billion in 2002-03 to $71.1 billion in 2003-04. Most of this decline can be explained by four factors:

      - the suspension of vehicle license fee backfill payments to local governments, which is estimated to result in $4.2 billion in savings in 2003-04;

      - approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in 2003-04. (In comparison, approximately $321 million of such federal funds was received in 2002-03.) Approximately $694 million will be used to offset Medical costs in 2003-04, and the remainder will be used to cover other critical State program spending. These new federal funds are not expected to be available in 2004-05 and beyond;

      - the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State's quarterly contributions to CalPERS for 2003-04, which would reduce General Fund expenditures by $900 million and increase revenues by $1 billion. Delays caused by litigation contesting the issuance of such bonds have reduced the anticipated size of the bond proceeds to be derived from such issuance to $1.355 billion. It is possible that, even if the State prevails in the litigation, delays could further reduce the size of, or eliminate the issuance of any of the pension bonds in fiscal year 2003-04, requiring further mitigation measures by the State in order to maintain the estimated budget reserve; and

      - a one-time shift or Medi-Cal accounting from accrual to cash basis ($930 million).

     In the Legislative Analyst's Offices' ("LAO") Budget Analysis, dated August 1, 2003, the LAO concluded that, absent the above described factors, underlying spending for 2002-03 and 2003-04 would be roughly equal. Moreover, the LAO concluded that "the 2003-04 spending level is considerably less than what would be required to maintain 'baseline spending' for the [2003-04 fiscal] year." The LAO defines 'baseline spending' to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

     The June 30, 2004 reserve is projected in the Budget to be just over $2 billion. This reflects the elimination of the $10.675 billion accumulated deficit through June 30, 2003, through the issuance of the fiscal recovery bonds. However, the proposed issuance of the fiscal recovery bonds is the subject of current litigation. The Legislative Analyst's Office has predicted that additional legislative action will be required in fiscal year 2004-05 to eliminate an estimated $7.9 billion remaining funding gap by the end of 2004-05.

ADDRESSING THE $38.2 BILLION SHORTFALL

     In May 2003, Governor Davis projected that, without further corrective action, the State would face an estimated $38.2 billion shortfall for fiscal years 2002-03 and 2003-04 combined. This estimate was based on the expenditure levels as required by the Constitution and State law, mandated by the federal government, or ordered by the courts, and accounted for scheduled cost of living adjustments, as well as increases due, among other things, to enrollment, caseload and population growth. Approximately $10.4 billion of this shortfall was addressed through legislative action taken in March and April 2003 ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The remainder of the shortfall is addressed through the issuance of fiscal recovery bonds which are expected to generate proceeds in the amount of approximately $10.7 billion in 2003-04 and other solutions contained in the 2003 Budget Act. Absent the corrective measures contained in the 2003 Budget Act and described below, the State was projected to expend $90.9 billion in 2003-04 rather than the budgeted $71.1 billion.

   EXPENDITURE CUTS/SAVINGS

     Expenditure cuts/savings total $17.6 billion ($2.1 billion in 2002-03 and $15.5 billion in 2003-04), including the following major items:

      -  VLF backfill suspension ($4.2 billion), as described above.

      - Employee compensation reductions and the abolishment of 16,000 permanent positions to be implemented through collective bargaining ($585 million from the General Fund and a total of $1.1 billion from all funds).

      - Changes Medi-Cal accounting from accrual to cash basis ($930 million), as described above

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      -  Partial suspension of transfer of gasoline sales tax revenue to
         Transportation Investment Fund to be repaid with interest by June 30, 2009 ($856 million).

      - Community Redevelopment Agency Transfer to the Educational Revenue Augmentation Fund ($135 million)

      - $3.1 billion in K-12 Education Programs, including, program cuts ($1.2 billion), elimination of COLAs ($800 million) and permanent Proposition 98 deferrals ($1.087 billion).

      - $1.186 billion in Higher Education Programs, including University of California ($484 million), California State University ($409 million) and California Community Colleges ($293 million), some of which will be offset by higher fees.

      -  Deferral of a loan repayment from Caltrans ($500 million)

      - Defer funding of mandate deficiencies and new mandate costs ($870 million) and reduce non-Proposition 98 mandates ($769 million).

      -  Eliminate equalization funding for revenue limits ($250 million).

      - Reductions in payments for retired teachers purchasing power maintenance, which the State is obligated to restore if purchasing power is not maintained at the 80 percent level through 2036 ($500 million).

   FUND SHIFTS

     Fund shifts from the General Fund to other fund sources total $4.3 billion ($1.0 billion in 2002-03 and $3.3 billion in 2003-04), including the receipt of approximately $2.2 billion of new federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 (as described above), $355 million in new fees to offset General Fund costs, $492 million from shifts to Proposition 98 reversion account; $200 million for community colleges spending deferral, $220 million for healthy families costs funded out of tobacco settlement funds to offset additional costs, $143 million shift to federal funds, and $700 million in other fund shifts.

   OTHER REVENUES

     Other revenues total $4.5 billion ($0.3 billion in 2002-03 and $4.2 billion in 2003-04), including approximately $2 billion of proceeds from the tobacco settlement bonds; $680 million additional revenues resulting from renegotiation of compact agreements between Indian tribes and the State (still in progress); $756 million from the adoption of the higher revenues estimates as projected by the Legislative Analyst's Office; $289 million for fees; $112 million for additional unclaimed property revenues; $110 million for additional revenues from property sales and $598 million for other revenue increases and transfers.

   LOANS/BORROWINGS

     Loans/Borrowings total $2.3 billion in 2003-04. This includes $1.9 billion in proceeds from the proposed issuance of pension obligation bonds and $400 million in loans from other various funds and accounts.

   FISCAL RECOVERY BONDS

     The California Fiscal Recovery Financing Act authorizes the issuance of fiscal recovery bonds to eliminate the estimated $10.675 billion accumulated deficit through June 30, 2003. This is the largest and most critical component of the 2003 Budget Act. The State plans to issue the fiscal recovery bonds in February and April of 2004. However, the issuance of the fiscal recovery bonds is the subject of current litigation.

     In the event that litigation materially delays or prevents the issuance of the fiscal recovery bonds, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act which could be cut to address the shortfall. The resulting shortfall would also cause a cash shortfall. The State would almost certainly be required to substantially reduce 2003-04 spending, raise taxes and/or incur other short-term or long-term borrowings, to the extent legally feasible and to the extent the State had continued access to the capital markets. The State expects to take all steps necessary to continue to have access to the short-term and long-term credit markets. The State might also be required to issue registered warrants if it requests an advances under the Forward Purchase Agreements, draws on the Letters of Credit or is otherwise unable to pay principal and interest on the 2003-04 RANs at maturity. Issuance of such registered warrants would further restrict the State's cash flow options.

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     The Fiscal Recovery Bond Fund, the fund from which appropriations to pay the fiscal recovery bonds may be made by future Legislatures, wil be financed by a temporary increase in the State's sales tax. Simultaneously with the temporary increase in the State's sales tax, the local sales tax authorization under State law will be reduced by one-half cent, and local governments' share of local property tax will be increased by a like amount. While this reduces the amount of property tax going to schools, Proposition 98 requires that the State make certain minimum payments to schools. Accordingly, the State will make payments to local governments and schools in amounts generally equal to the reduced amounts of sales taxes available to local governments and reduced property taxes available to school districts. These payments to local governments and school districts will commence in fiscal year 2004-05. The estimated amount of such payments for fiscal year 2004-05 is $2.5 billion.

   BUDGET CONTROLS AND FLEXIBILITY

     Chapter 228, Statutes of 2003 (AB 1756), authorizes the Director of Finance to reduce appropriations and to reallocate funds among appropriations available to each department in order to ensure the integrity of the 2003 Budget Act. Additionally, the 2003 Budget Act limits the Department of Finance's authority to approve requests for additional funding in the current year ("deficiency requests"). Deficiency requests to fund prior year expenditures, costs associated with legislation enacted without an appropriation; and start-up costs for programs not yet authorized may not be approved.

   CONTINUING "STRUCTURAL DEFICIT"

     Assuming that all of the savings in the 2003 Budget Act are achieved, on August 1, 2003, the Legislative Analyst's Office estimated that, absent further corrective actions, and assuming that the State adheres to the intent of Chapter 228, Statutes of 2003 (AB 1756) (described below), the State would end fiscal year 2004-05 with a $7.9 billion funding gap. The LAO funding gap estimate also assumes the effects of the Legislature's intent limiting, among other expenditures, employee compensation and COLAs.

     The Department of Finance requested State agencies to submit proposals to reduce 2004-05 spending equivalent to 20 percent of the 2003-04 General Fund funding. The proposals are confidential and will be considered during the fall budget development process to help address the projected $7.9 billion funding shortfall in 2004-05.

     Chapter 228, Statutes of 2003 (AB 1756), states the Legislature's intent that, in assisting the Governor in preparing the State Budget for fiscal year 2004-05, the Department of Finance not include any proposed funding for certain items, including salary increases, enrollment growth, and discretionary price adjustments at the University of California and California State University, discretionary price adjustments to State operations, State employee salary increases, local mandate reimbursements, General Fund capital outlay above $50 million, the All American Canal and Proposition 98 spending in excess of the minimum guarantee for fiscal years 2003-04 and 2004-05.

     ELECTION OF NEW GOVERNOR. On October 7, 2003, Governor Gray Davis was recalled by the voters of California. At the same time, Arnold Schwarzenegger was voted in as the new Governor of the State of California. The aforementioned recall highlights the state's highly politicized environment which could have a negative impact on the state's budget process resulting in structurally imbalanced budgets.

     PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and staturte called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be
40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs. This is true regardless of whether the year in question is a Test 1, Test 2, or Test 3 year.

     Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. The difference between the funding level provided pursuant to such suspension and the minimum guarantee otherwise applicable for such fiscal year must be repaid in future fiscal years. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,624 and $6,887 per-pupil in fiscal years 2002-03 and 2003-04, respectively. These amounts are 52 percent and 58 percent above the 1994-95 level of $4,351 per pupil.

     Total revenues (General Fund subject to the State Appropriations Limit ("SAL") and local property taxes) have increased significantly since 1994-95. The projected level of General Fund SAL revenue for 2002-03 was $65.036 billion. The revised 2002-03 Proposition 98 appropriations of $29.3 billion reflect a deferral of $1.820 billion to be reappropriated in 2003-04.

     The General Fund SAL revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $2.353 billion. The General Fund share of the guarantee Proposition 98 will increase approximately $415.3 million, from $29.4 billion in 2002-03 to $29.8 billion in 2003-04. The 2003 Budget Act proposes Proposition 98 funding at $215.2 million above the minimum, with enrollment growth for general apportionments and special education fully funded and total K-14 education funding of approximately $45.7 billion ($6,887 per K-12 pupil), an increase of 4.0 percent per pupil compared to the revised 2002-03 level. Total 2003-04 Proposition 98 appropriations of $30.0 billion reflect the permanent deferral of $1.087 billion.

     LOCAL GOVERNMENTS. The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, ("Proposition 13") was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. The 2002 Budget Act expanded such transfers to include community redevelopment agencies, which were not included in the original transfers. These agencies paid $75 million to schools in 2002-03. The 2003 Budget Act increases this payment to $135 million in 2003-04 only. The 2003 Budget Act and related legislation continue to provide significant assistance to local governments, including $238.2 million for various local public safety programs. This amount includes $100 million for the Citizens' Option for Public Safety

("COPS") program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, and $38.2 million for reimbursement of jail booking fees. The 2003 Budget Act also provides $40.15 million for open space subvention reimbursements to cities and counties.

     A program to offset a portion of the vehicle license fees ("VLF") paid by vehicle owners was established in 1998. This offset provided tax relief of $3.985 billion in 2002-03. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999 level and the State will not be obligated to make any offset payments from the General Fund in 2003-04. This action will reduce General Fund expenditures by about $4.2 billion in fiscal year 2003-04 and result in a reduction of approximately $825 million in transfers to local governments to cover the period of time needed for the Department of Motor Vehicles to phase out the offset from vehicle registration bills. The 2003 Budget Act and related legislation require the State to repay the $825 million VLF "gap" loss to local governments no later than August 15, 2006. However, the Legislature failed to approve legislation that would also advance up to $40 million of the $825 million VLF "gap" loss for those local governments that are disproportionately affected by this reduction. The 2003 Budget Act also increases the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. A case has been filed challenging the restoration of the VLF.

     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source; and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.9 billion in State resources and $475 million in resources from the counties in 2003-04.

     The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"), Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State Law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     WELFARE REFORM. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2004.

     Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

     Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-04 CalWORKs caseload is projected to be 466,000, down from 480,000 cases in 2002-03. This

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represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-95.

     In 2003-04, California will continue to meet, but not exceed, the federally required $2.7 billion combined State and county maintenance of effort ("MOE") requirement. In an effort, to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2003 Budget Act suspends the October 2003 statutory cost-of-living adjustment for cash grants.

     The 2003 Budget Act includes a one-time augmentation of $191.9 million for employment services to enable recipients to leave aid and become self sufficient. The 2003 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, including child care transfer amounts for the Department of Education and the State's general TANF reserve, the 2003 Budget Act also includes a TANF reserve of $175.3 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

     Authorization for the TANF program currently ends March 31, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

     PENDING LITIGATION. The State is a party to numerous legal proceedings. Some of the most significant are described below.

   BOND-RELATED MATTERS

     This Legislative established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's fiscal year 2003-04 employer obligation to the Public Employee's Retirement System. In May of 2003, the Committee filed PENSION OBLIGATION BOND COMMITTEE V. ALL PERSONS INTERESTED IN THE MATTER OF THE VALIDITY OF THE STATE OF CALIFORNIA'S PENSION OBLIGATION, ETC. (Sacramento County Superior Court. Case No. 03AS02994), seeking validation of the bonds and certain contracts pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 et Seq. The Howard Jarvis Taxpayers Association filed an answer to the Committee's complaint and, a judgment was issued in the matter denying the Committee's request for validation of the bonds. The trial court judge declared that he was unwilling to apply the local government "obligation imposed by law" debt limit exception to the State constitutional debt limit. The Committee has filed a petition for writ of mandate in the California Supreme Court (Case No. S1 19882), and requested the court's expedited consideration of the petition. Granting expedited consideration is a discretionary act on behalf of the court.

     The Legislature has adopted a statue (Stats. 2003, 1st Ex. Secs. 2003, ch.
13) authorizing the establishment of the Fiscal Recovery Finance Authority for the purpose, among others, of issuing bonds to fund the State's accumulated budget deficit. The amount of the accumulated budget deficit has been identified by the Department of Finance to be approximately $10.7 billion. On September 24, 2003, a complaint was filed in the Sacramento Country Superior Court (Fullerton Association of Concerned Taxpayers v. California Fiscal Recovery Financing Authority, et al., Case No. 93AS05319), seeking a declaration that any bonds issued pursuant to the statute without prior voter approval would violate the State constitutional debt limit and a determination that such bonds are invalid, and seeking an injunction against issuing bonds pursuant to the statute. This matter has not been served on any State officers.

   CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

     In May 2003, the Legislature enacted legislation which reduced a continuing appropriation to the State Teacher's Retirement System's ("CalSTRS") Supplement Benefit Maintenance Account ("SBMA") for fiscal year 2003-04 by $500 million. The legislative changes also provide that in future fiscal years, the $500 million may be returned if actuarial determinations demonstrate that the money is needed in order for CalSTRS' to make purchasing power protection payments to retired members through 2036. On

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October 14, 2003, the CalSTRS board and certain CalSTRS members filed TEACHER'S
RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL V. STEVE PEACE, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER, in the Sacramento Country Superior Court (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the May legislation. It also seeks injunctive and declaratory relief to the same effect.

   ACTIONS SEEKING FLOOD-RELATED DAMAGES

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMAHAN
V. STATE, (Sacramento Country Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for July 12, 2004. The State is vigorously defending the action.

     PATERNO V. STATE OF CALIFORNIA is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs action, and upon remand, plaintiffs inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The customer of this trial controls with regard to the claims of all other plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs filed an appeal with the Court of Appeal (This Appellate District, Case No. C040553).

   TAX REFUND CASES

     Four pending cases allege that Revenue and Tax Code section 24402 ("Section 24402"), which establishes a corporate tax deduction for dividends received that are based on the amount of the dividend paying corporation's income subject to California franchise taxes, violates the commerce clause of the United States Constitution. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending is the San Diego Superior Court (Case No. 802767). In MICROSOFT CORPORATION V. FRANCHISE TAX BOARD (San Francisco Country Superior Court, Case No. 400444), the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board in which the court failed to discus Section 24402. A request for further exposition of the decision has been filed. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD (Court of Appeal, Second Appellate District, Division 2, Case No. B165665), the trial court determined that Section 24402 violates the commerce clause and the Franchise Tax Board has appealed. In FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, the trial court also determined that Section 24402 violates the commerce clause and, on appeal, the Second Appellate District, Division I, affirmed the trial court's decision (Case No. B160061). On August 27, 2003, the California Supreme Court denied the Board's petition for review. A final decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers with an ongoing annual loss of revenue of approximately $60 million. The State is vigorously litigating this issue.

     Five pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. Three of these cases are also cases in which Revenue and Tax Code section 24402 has been challenged, as discussed in the previous paragraph. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767). TOYS "R" US, INC. V. FRANCHISE TAX BOARD is pending in Sacramento County Superior Court (Case No. 01-AS-04316). The TOYS "R" US trial court has issued a tentative decision in favor of the Franchise Tax Board, but a final judgement has not been issued. The LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First District (Case No.A102915) and GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Second Appellate District, Division 2 (Case No. B165665). The trial courts in both THE LIMITED STORES AND GENERAL MOTORS ruled in favor of the Franchise Tax Board on this issue. IN MICROSOFT CORPORATION V FRANCHISE TAX BOARD (San Francisco Country Superior Court, Case No. 400444) the trial court issued a proposed statement of decision, ruling against the Franchise Tax Board. A request for further exposition of the decision

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has been filed. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously litigating this issue.

     IN EISENHOWER MEDICAL CENTER, ET AL. V. STATE BOARD OF EQUALIZATION (San Francisco Superior Court, Case No. 994985), 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The State Board of Equalization ("SBE") does not consider intravenous sets (other than those used primarily for feeding) and diagnostic substances to be medicines and therefore those items are subject to sales and use taxes. The trial court vied in favor of the SBE, and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of enteral feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated would total approximately $400 million and estimated future revenue loss would be $70 million per year.

     In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Orange County Superior Court, Case No. 00CC003385), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The Orange County Superior Court ruled in favor of the plaintiffs in December 2001. That decision was appealed in the Court of Appeal; Fourth Appellate District. The effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 in an amount in excess of several billion dollars.

   ENVIRONMENTAL CLEANUP MATTER

     In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"), but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

   ENERGY-RELATED MATTERS

     In PEOPLE V. ACN ENERGY, INC., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E. Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

     PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in inter state power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

   ESCHEATED PROPERTY CLAIMS

     In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): FONG V. CONNELL (Court of Appeal, Third District, Case No. C042007); HARRIS V. CONNELL (Court of Appeal, Second District, Case No. B160741); LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals for the Ninth Circuit, Case No. 02-16511); ORIFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (United States District Court, Northern District, Case No. C03-001556). The Plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which the Fong plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases, except Fong are styled as class actions, though in Lusby-Taylor and Harris, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails, on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Fong, Harris and Lusby-Taylor. Both Sucver arid Orfield are in the early stages of litigation in the trial court. The State is vigorously defending all of these actions.

   ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

     In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

   ACTIONS SEEKING PROGRAM MODIFICATIONS

     In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL. (San Francisco County Superior Court Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. The State is vigorously defending this action. Trial is set for August 30, 2004.

     In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER- (JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts of $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

     The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

     In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., (United States District Court -- Northern District, Case No. C00-2532 SBA), the plaintiffs brought a class action under a number of federal acts, including the ADA, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility, who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. A settlement has been reached in this matter which, if approved by the court, will result in a State department revising its assessment tool for residents of nursing homes to focus on the propriety of community placement. The parties have agreed that plaintiffs' non-assessment claims will be dismissed without prejudice to plaintiffs' ability to re-file their action once the assessment process is in place. In the event the assessment tool changes are not sufficiently funded, plaintiffs may re-file those claims pertaining to assessment as well.

     In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (United States District Court -- Northern District, Case No. C-00-01593 CW), the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The court has issued interim rulings on plaintiffs' ADA and Rehabilitation Act claims, finding that the State has a "comprehensive, effectively working plan" for the de-institutionalization of persons with developmental disabilities. The undetermined allegations remain before the court, and these interim rulings are subject to appeal.

     In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alamenda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

   MEDICALLY INDIGENT ADULT MANDATE CLAIMS

     In 1997, the California Supreme Court ruled, in a challenge by the County of San Diego, that by excluding medically indigent adults ("MIAs") from Medi-Cal, the State had mandated a new program on the counties within the meaning of Article XIIIB, section 6 of the California Constitution. The Court sent the matter back to the Commission on State Mandates (the "Commission") to decide whether and by what amount the County of San Diego had been forced to incur costs for the care of MIAs in excess of funds provided by the State. The County of San Diego appealed from an adverse Commission decision. The appeal was based on facts specific to County of San Diego. On September 24, 2003, in an unpublished decision, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. (Sept. 24, 2003) D039471) ruled in favor of the County of San Diego on certain of its claims and determined that the State owed the County of San Diego $34 million for medical services rendered to MIAs during the two-year period (1991-1992). This decision may be appealed.

     The Commission has taken the position that it would be bound to apply the holding of the San Diego case to any new claim for prospective relief brought by any county as a "test claim." Currently, there is a test claim pending before the Commission that was filed by the County of San Bernardino, relating to the same mandate (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million.

     The County of San Diego case, together with a test claim on the same subject filed by the County of San Bernardino, poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated claimants, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. Currently the counties receive approximately $1.3 billion in vehicle license fee revenue and $2.3 billion in sales tax revenue to fund various social services, public health and mental health programs which include the programs that provide services to MIAs.

     The determination of how much of the MIA mandate is "unreimbursed" is likely to be impacted by the fact that the vehicle license fee revenue now available to counties may be terminated as a result of the San Diego decision. In 1991 the Legislature increased the vehicle license fee and dedicated a portion of it to cover costs incurred by the counties for various social programs, including the cost of caring for MIAs. This legislation includes so-called "poison pill" provisions that, by their terms, eliminate the counties' vehicle license fee revenue source if a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimbursable state mandate. Related 1991 legislation also authorized the sales tax increment from which the counties pay, among other costs, the cost of caring for MIAs, and established "poison pill" provisions relating to that sale tax increment. These "poison pill" provisions provide that, in the event a final appellate court decision holds that the legislation transferring responsibility for providing services to MIAs from the State to the counties established a reimubursable state mandate, the sales tax increment revenues are to be paid to the General Fund. This could increase the State's Proposition 98 funding guarantee, which, ultimately, could have the effect under certain "poison pill" provisions, of eliminating the sales tax increment.

     RATINGS. Currently, the following ratings for the State's general obligation bonds have been received from Moody's, S&P, and Fitch IBCA, Inc. ("Fitch"):


                FITCH         MOODY'S        S&P
                -----         -------        ---
                  A             A1            A

     Presently, the State's rating outlook with Moody's remains negative and its rating with Fitch remains on rating watch -- negative. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or through the Treasurer's office of the State.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund.


     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

     1. Seek to provide a high level of current income which is exempt from both federal and California income tax, consistent with the preservation of capital.

The Fund MAY NOT:


     1. With respect to 75% of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of the Fund's total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or by the State of California or its political subdivisions).

     2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest by, the U.S. Government, its agencies or instrumentalities).

     3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to municipal obligations, including those issued by the State of California or its political subdivisions.


     4.  Invest in common stock.

     5. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

     6. Invest in securities of any issuer, if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     7. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

     8. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

     9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     10. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 11.

     11. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money.

     12. Make loans of money or securities, except: (a) by the purchase of debt obligations; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

     13. Make short sales of securities.

     14. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     15. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     16. Invest for the purpose of exercising control or management of any other issuer.

     17. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc,.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).



                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                            POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH      TIME        PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE       REGISTRANT     SERVED*              PAST 5 YEARS**             BY TRUSTEE           BY TRUSTEE
--------------------------  -----------  -----------  -----------------------------------  -----------  ----------------------------
Michael Bozic (63)          Trustee      Since        Private investor; Director or            208      Director of Weirton Steel
c/o Kramer Levin Naftalis                April 1994   Trustee of the Retail Funds (since                Corporation.
& Frankel LLP                                         April 1994) and the Institutional
Counsel to the                                        Funds (since July 2003); formerly
Independent Trustees                                  Vice Chairman of Kmart Corporation
919 Third Avenue                                      (December 1998-October 2000),
New York, NY                                          Chairman and Chief Executive
                                                      Officer of Levitz Furniture
                                                      Corporation (November 1995-
                                                      November 1998) and President and
                                                      Chief Executive Officer of Hills
                                                      Department Stores (May 1991-
                                                      July 1995); formerly variously
                                                      Chairman, Chief Executive
                                                      Officer, President and Chief
                                                      Operating Officer (1987-1991) of
                                                      the Sears Merchandise Group of
                                                      Sears, Roebuck & Co.

Edwin J. Garn (71)          Trustee      Since        Director or Trustee of the Retail        208      Director of Franklin Covey
c/o Summit Ventures LLC                  January      Funds (since January 1993) and                    (time management systems),
1 Utah Center                            1993         the Institutional Funds (since                    BMW Bank of North America,
201 S. Main Street                                    July 2003); member of the Utah                    Inc. (industrial loan
Salt Lake City, UT                                    Regional Advisory Board of                        corporation), United Space
                                                      Pacific Corp.; formerly United                    Alliance (joint venture
                                                      States Senator (R-Utah)                           between Lockheed Martin and
                                                      (1974-1992) and Chairman, Senate                  the Boeing Company) and
                                                      Banking Committee (1980-1986),                    Nuskin Asia Pacific
                                                      Mayor of Salt Lake City, Utah                     (multilevel marketing);
                                                      (1971-1974), Astronaut, Space                     member of the board of
                                                      Shuttle Discovery (April 12-19,                   various civic and
                                                      1985), and Vice Chairman,                         charitable organizations.
                                                      Huntsman Corporation (chemical
                                                      company).

Wayne E. Hedien (70)        Trustee      Since        Retired; Director or Trustee of          208      Director of The PMI Group
c/o Kramer Levin Naftalis                September    the Retail Funds (since September                 Inc. (private mortgage
& Frankel LLP                            1997         1997) and the Institutional Funds                 insurance); Trustee and
Counsel to the                                        (since July 2003); formerly                       Vice Chairman of The Field
Independent Trustees                                  associated with the Allstate                      Museum of Natural History;
919 Third Avenue                                      Companies (1966-1994), most                       director of various other
New York, NY                                          recently as Chairman of The                       business and charitable
                                                      Allstate Corporation (March 1993-                 organizations.
                                                      December 1994) and Chairman and
                                                      Chief Executive Officer of its
                                                      wholly-owned subsidiary,
                                                      Allstate Insurance Company (July
                                                      1989-December 1994).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                            POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH      TIME        PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE       REGISTRANT     SERVED*              PAST 5 YEARS**             BY TRUSTEE           BY TRUSTEE
--------------------------  -----------  -----------  -----------------------------------  -----------  ----------------------------
Dr. Manuel H. Johnson (55)  Trustee      Since July   Senior Partner, Johnson Smick            208      Director of NVR, Inc. (home
c/o Johnson Smick                        1991         International, Inc., a consulting                 construction); Chairman and
International, Inc.                                   firm; Chairman of the Audit                       Trustee of the Financial
2099 Pennsylvania                                     Committee and Director or Trustee                 Accounting Foundation
Avenue, N.W.                                          of the Retail Funds (since July                   (oversight organization of
Suite 950                                             1991) and the Institutional Funds                 the Financial Accounting
Washington, D.C.                                      (since July 2003); Co-Chairman                    Standards Board); Director
                                                      and a founder of the Group of                     of RBS Greenwich Capital
                                                      Seven Council (G7C), an                           Holdings (financial holding
                                                      international economic                            company).
                                                      commission; formerly Vice
                                                      Chairman of the Board of
                                                      Governors of the Federal Reserve
                                                      System and Assistant Secretary of
                                                      the U.S. Treasury.

Joseph J. Kearns (61)       Trustee      Since July   President, Kearns & Associates           209      Director of Electro Rent
PMB754                                   2003         LLC (investment consulting);                      Corporation (equipment
23852 Pacific                                         Deputy Chairman of the Audit                      leasing), The Ford Family
Coast Highway                                         Committee and Director or Trustee                 Foundation, and the UCLA
Malibu, CA                                            of the Retail Funds (since July                   Foundation.
                                                      2003) and the Institutional Funds
                                                      (since August 1994); previously
                                                      Chairman of the Audit Committee
                                                      of the Institutional Funds
                                                      (October 2001-July 2003);
                                                      formerly CFO of the J. Paul Getty
                                                      Trust.

Michael E. Nugent (67)      Trustee      Since July   General Partner of Triumph               208      Director of various
c/o Triumph Capital, L.P.                1991         Capital, L.P., a private                          business organizations.
445 Park Avenue                                       investment partnership; Chairman
New York, NY                                          of the Insurance Committee and
                                                      Director or Trustee of the Retail
                                                      Funds (since July 1991) and the
                                                      Institutional Funds (since July
                                                      2001); formerly Vice President,
                                                      Bankers Trust Company and BT
                                                      Capital Corporation (1984-1988).

Fergus Reid (71)            Trustee      Since July   Chairman of Lumelite Plastics            209      Trustee and Director of
c/o Lumelite Plastics                    2003         Corporation; Chairman of the                      certain investment
Corporation                                           Governance Committee and Director                 companies in the JPMorgan
85 Charles Colman Blvd.                               or Trustee of the Retail Funds                    Funds complex managed by
Pawling, NY                                           (since July 2003) and the                         J.P. Morgan Investment
                                                      Institutional Funds (since June                   Management Inc.
                                                      1992).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                            POSITION(S)   LENGTH OF                                        OVERSEEN BY
NAME, AGE AND ADDRESS OF     HELD WITH      TIME        PRINCIPAL OCCUPATION(S) DURING      MANAGEMENT    OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE       REGISTRANT     SERVED*              PAST 5 YEARS**               TRUSTEE           BY TRUSTEE
--------------------------  -----------  -----------  -----------------------------------  ------------  ---------------------------
Charles A. Fiumefreddo (70) Chairman     Since July   Chairman and Director or Trustee         208      None
c/o Morgan Stanley Trust    of the       1991         of the Retail Funds (since July
Harborside Financial        Board and                 1991) and the Institutional Funds
Center,                     Trustee                   (since July 2003); formerly Chief
Plaza Two,                                            Executive Officer of the Retail
Jersey City, NJ                                       Funds (until September 2002).

James F. Higgins (56)       Trustee      Since June   Director or Trustee of the Retail        208      Director of AXA Financial,
c/o Morgan Stanley Trust                 2000         Funds (since June 2000) and the                   Inc. and The Equitable Life
Harborside Financial                                  Institutional Funds (since July                   Assurance Society of the
Center,                                               2003); Senior Advisor of Morgan                   United States (financial
Plaza Two,                                            Stanley (since August 2000);                      services).
Jersey City, NJ                                       Director of the Distributor and
                                                      Dean Witter Realty Inc.;
                                                      previously President and Chief
                                                      Operating Officer of the Private
                                                      Client Group of Morgan Stanley
                                                      (May 1999-August 2000), and
                                                      President and Chief Operating
                                                      Officer of Individual Securities
                                                      of Morgan Stanley (February
                                                      1997-May 1999).

Philip J. Purcell (60)      Trustee      Since April  Chairman of the Board of                 208      Director of American
1585 Broadway                            1994         Directors and Chief Executive                     Airlines, Inc. and its
New York, NY                                          Officer of Morgan Stanley and                     parent company, AMR
                                                      Morgan Stanley DW Inc.; Director                  Corporation.
                                                      or Trustee of the Retail Funds
                                                      (since April 1994) and the
                                                      Institutional Funds (since July
                                                      2003); Director of the
                                                      Distributor; Chairman of the
                                                      Board of Directors and Chief
                                                      Executive Officer of Novus Credit
                                                      Services Inc.; Director and/or
                                                      officer of various Morgan Stanley
                                                      subsidiaries.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                     POSITION(S)             LENGTH OF
  NAME, AGE AND ADDRESS OF            HELD WITH                TIME                        PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER              REGISTRANT               SERVED*                              PAST 5 YEARS**
-------------------------------   ------------------   ----------------------   ----------------------------------------------------
Mitchell M. Merin (50)            President            Since May 1999           President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                                     Stanley Investment Management Inc.; President,
New York, NY                                                                    Director and Chief Executive Officer of the
                                                                                Investment Manager and Morgan Stanley Services;
                                                                                Chairman and Director of the Distributor;
                                                                                Chairman and Director of the Transfer Agent;
                                                                                Director of various Morgan Stanley
                                                                                subsidiaries; President of the Institutional
                                                                                Funds (since July 2003) and President of the
                                                                                Retail Funds (since May 1999); Trustee (since
                                                                                July 2003) and President (since December 2002)
                                                                                of the Van Kampen Closed-End Funds; Trustee
                                                                                (since May 1999) and President (since October
                                                                                2002) of the Van Kampen Open-End Funds.

Barry Fink (49)                   Vice President       Since February 1997      General Counsel (since May 2000) and Managing
1221 Avenue of the Americas       and General                                   Director (since December 2000) of Morgan
New York, NY                      Counsel                                       Stanley Investment Management; Managing
                                                                                Director (since December 2000), Secretary
                                                                                (since February 1997) and Director (since July
                                                                                1998) of the Investment Manager and Morgan
                                                                                Stanley Services; Assistant Secretary of Morgan
                                                                                Stanley DW; Vice President of the Institutional
                                                                                Funds (since July 2003); Managing Director,
                                                                                Secretary and Director of the Distributor;
                                                                                previously Secretary of the Retail Funds
                                                                                (February 1997-July 2003); previously Vice
                                                                                President and Assistant General Counsel of the
                                                                                Investment Manager and Morgan Stanley Services
                                                                                (February 1997-December 2001).

Ronald E. Robison (65)            Executive Vice       Since April 2003         Chief Global Operations Officer and Managing
1221 Avenue of the Americas       President and                                 Director of Morgan Stanley Investment
New York, NY                      Principal                                     Management Inc.; Managing Director of Morgan
                                  Executive Officer                             Stanley & Co. Incorporated; Managing Director
                                                                                of Morgan Stanley; Managing Director, Chief
                                                                                Administrative Officer and Director of the
                                                                                Investment Manager and Morgan Stanley Services;
                                                                                Chief Executive Officer and Director of the
                                                                                Transfer Agent; Managing Director and Director
                                                                                of the Distributor; Executive Vice President
                                                                                and Principal Executive Officer of the
                                                                                Institutional Funds (since July 2003);
                                                                                previously President (March 2001-July 2003) and
                                                                                Director of the Institutional Funds (March
                                                                                2001-July 2003).

Joseph J. McAlinden (61)          Vice President       Since July 1995          Managing Director and Chief Investment Officer
1221 Avenue of the Americas                                                     of the Investment Manager and Morgan Stanley
New York, NY                                                                    Investment Management Inc.; Director of the
                                                                                Transfer Agent, Chief Investment Officer of the
                                                                                Van Kampen Funds; Vice President of the
                                                                                Institutional Funds (since July 2003) and the
                                                                                Retail Funds (since July 1995).

Stefanie V. Chang (37)            Vice President       Since July 2003          Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                     Incorporated and Morgan Stanley Investment
New York, NY                                                                    Management Inc. and Vice President of the
                                                                                Institutional Funds (since December 1997) and
                                                                                the Retail Funds (since July 2003); formerly
                                                                                practiced law with the New York law firm of
                                                                                Rogers & Wells (now Clifford Chance US LLP).


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                     POSITION(S)             LENGTH OF
  NAME, AGE AND ADDRESS OF            HELD WITH                TIME                        PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER              REGISTRANT               SERVED*                              PAST 5 YEARS**
-------------------------------   ------------------   ----------------------   ----------------------------------------------------
Francis J. Smith (38)             Treasurer and        Treasurer since July     Executive Director of the Investment Manager
c/o Morgan Stanley Trust          Chief Financial      2003 and Chief           and Morgan Stanley Services (since December
Harborside Financial Center,      Officer              Financial Officer        2001); previously Vice President of the Retail
Plaza Two,                                             since September 2002     Funds (September 2002-July 2003); previously
Jersey City, NJ                                                                 Vice President of the Investment Manager and
                                                                                Morgan Stanley Services (August 2000-November
                                                                                2001) and Senior Manager at
                                                                                PricewaterhouseCoopers LLP (January 1998-August
                                                                                2000).

Thomas F. Caloia (58)             Vice President       Since July 2003          Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                                        Assistant Treasurer of the Investment Manager,
Harborside Financial Center,                                                    the Distributor and Morgan Stanley Services;
Plaza Two,                                                                      previously Treasurer of the Retail Funds (April
Jersey City, NJ                                                                 1989-July 2003); formerly First Vice President
                                                                                of the Investment Manager, the Distributor and
                                                                                Morgan Stanley Services.

Mary E. Mullin (37)               Secretary            Since July 2003          Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                     Incorporated and Morgan Stanley Investment
New York, NY                                                                    Management Inc.; Secretary of the Institutional
                                                                                Funds (since June 1999) and the Retail Funds
                                                                                (since July 2003); formerly practiced law with
                                                                                the New York law firms of McDermott, Will &
                                                                                Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                LLP.


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.



                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND       BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
  NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2003)                           (AS OF DECEMBER 31, 2003)
---------------------     ---------------------------------------------      ----------------------------------------------
INDEPENDENT:

Michael Bozic                                 None                                            over $100,000
Edwin J. Garn                                 None                                            over $100,000
Wayne E. Hedien                               None                                            over $100,000
Dr. Manuel H. Johnson                         None                                            over $100,000
Joseph J. Kearns                              None                                                 None
Michael E. Nugent                             None                                            over $100,000
Fergus Reid                                   None                                                 None

INTERESTED:

Charles A. Fiumefreddo                        None                                            over $100,000
James F. Higgins                              None                                            over $100,000
Philip J. Purcell                             None                                            over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended December 31, 2003, the Audit Committee held six meetings.

     The Boards have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund will begin an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).

     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.

                                FUND COMPENSATION



                                                               AGGREGATE
                                                             COMPENSATION
NAME OF TRUSTEE                                                FROM FUND
---------------                                              ------------
Michael Bozic(1) (3)                                           $  1,373
Charles A. Fiumefreddo*(2)                                        3,497
Edwin J. Garn(1) (3)                                              1,373
Wayne E. Hedien(1) (2)                                            1,373
James F. Higgins*                                                     0
Manuel H. Johnson(1)                                              1,943
Joseph J. Kearns(1)                                                 473
Michael Nugent(1) (2)                                             1,731
Phillip J. Purcell*                                                   0
Fergus Reid(1) (3)                                                  473


----------

(*) Messrs. Fiumefreddo, Higgins and Purcell are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee, and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson, Higgins, and Purcell began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                       CASH COMPENSATION FROM FUND COMPLEX



                                             NUMBER OF PORTFOLIOS             TOTAL COMPENSATION
                                              IN THE FUND COMPLEX                FROM THE FUND
                                            FROM WHICH THE TRUSTEE             COMPLEX PAYABLE
NAME OF TRUSTEE                              RECEIVED COMPENSATION                TO TRUSTEES
---------------                             ----------------------            ------------------
Michael Bozic                                         208                         $   164,400
Charles A. Fiumefreddo                                208                             360,000
Edwin J. Garn                                         208                             164,400
Wayne E. Hedien                                       208                             164,300
James F. Higgins                                      208                                   0
Dr. Manuel H. Johnson                                 208                             228,213
Joseph J. Kearns(1)                                   209                             161,168
Michael E. Nugent                                     208                             272,691
Phillip J. Purcell                                    208                                   0
Fergus Reid(1)                                        209                             143,757


----------

(1) Includes amounts deferred at the election of the Trustees under the Prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees, by the Fund for the fiscal year ended December 31, 2003 and the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees, from the Fund for the fiscal year ended December 31, 2003 and from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                                                RETIREMENT BENEFITS ACCRUED                     ESTIMATED ANNUAL BENEFITS
                                                     AS FUND EXPENSES                               UPON RETIREMENT(1)
                                                ---------------------------                     -------------------------
NAME OF INDEPENDENT                                   BY ALL ADOPTING                               FROM ALL ADOPTING
TRUSTEE                         BY THE FUND                FUNDS               FROM THE FUND              FUNDS
-------------------             -----------           ---------------          -------------        -----------------
Michael Bozic                     $   404                $   19,842              $     967             $    47,838
Edwin J. Garn                         687                    35,306                    961                  47,877
Wayne E. Hedien                       790                    38,649                    823                  40,839
Dr. Manuel H. Johnson                 399                    20,125                  1,420                  70,050
Michael E. Nugent                     709                    36,265                  1,269                  62,646


----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     The following owned 5% or more of the outstanding Class A Shares of the Fund as of March 1, 2004: Mrs. Beth Smith, Trustee, FBO Smith family Trust U/A/D 1/17/81, 72-201 Country Club Drive, Rancho Mirage, CA 92270-4001 -- 9.18% and Kenneth F. Dryfoos, Trustee, The Kenneth Dryfoos Trust U/A DTD 10/18/95, 16001 Royal Oak Road, Encino, CA 91436-3913 -- 6.80%.


     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% to the portion of daily net assets not exceeding $500 million; 0.525% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.50% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.475% of the portion of the daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $4,521,504, $4,362,222 and $4,067,028, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Investment Management Agreement, the Board of Trustees, including the independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the independent Trustees, determined, in the exercise of its business judgment, that approval of the Investment Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the

Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                                 2003                         2002                         2001
                       ------------------------     ------------------------     ------------------------

Class A                 FSCs:(1)    $   118,071      FSCs:(1)    $   177,094      FSCs:(1)    $   117,455
                       CDSCs:       $         0     CDSCs:       $    19,378     CDSCs:       $     3,023
Class B                CDSCs:       $   512,813     CDSCs:       $   452,898     CDSCs:       $   473,640
Class C                CDSCs:       $    16,968     CDSCs:       $    24,257     CDSCs:       $    14,318


----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 2003, of $4,771,143. This amount is equal to 0.75% of the Fund's average daily net assets for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. The Distributor rebated a total of $3,299,473 back to the Fund. Therefore, the total amount paid by the Distributor was $1,471,670, which amount is equal to 0.23% of the Fund's average daily net assets for the year. For the fiscal year ended December 31, 2003, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $31,832 and $201,947, respectively, which amounts are equal to 0.18% and 0.75% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.75% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.75%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class
C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     With the exception of the rebates discussed above, each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $101,867,872 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 6.80% ($6,931,864) -- advertising and promotional expenses; (ii) 0.33% ($332,281) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 92.87% ($94,603,727) -- other expenses, including the gross sales credit and the carrying charge, of which 6.47% ($6,119,779) represents carrying charges, 38.72% ($36,632,354) represents commission credits to Morgan Stanley DW branch offices and other authorized financial representatives for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.81% ($51,851,594) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares there was no excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares as of December 31, 2003. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $201,947 in the case of Class C at December 31, 2003 (end of the calendar year), which amount was equal to 0.75% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund did not pay any brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2003, the Fund did not pay any brokerage commissions in connection with transactions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2003, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2003, the Fund did not purchase securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E Rule 12b-1 Plan." The price of the Fund, called "net asset value," is based on the value of the Fund's portfolio securities.

     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS


     The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary - dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains or losses recognized by the Fund when the Fund invests in options and future transactions. These special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distribution made by the Fund.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.


     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distribution will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt dividends derived from assets located in the state in which they reside, but are usually subject to state and local taxes on distributions of tax-exempt dividends derived from assets located in other states. Shareholders should consult their tax advisers as to any other state and local taxes that apply to the dividends and distributions received from the Fund.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of shares in the Fund for shares of other Morgan Stanley Funds are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

     If a shareholder realizes a loss on the redemption or exchange of shares in a fund and reinvests in shares of such fund within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


     OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.


     CALIFORNIA STATE TAX CONSIDERATIONS. To the extent that dividends are derived from interest on California tax-exempt securities and on certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issues or in U.S. obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California personal income taxes.

     The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders. Unlike federal law, California provides that no portion of the exempt interest dividends will constitute an item of tax preference for California personal income alternative minimum tax purposes.


     Individual shareholders of the Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest received by the Fund during its taxable year on obligations, the interest on which (when held by an individual) is exempt from taxation under California law.


     Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.


     Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

     Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

     The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of the Prospectus. Distributions from investment income and capital gains, including exempt interest dividends, may be subject to California corporate franchise tax for corporate shareholders. Such distributions may also be includable in income subject to the alternative minimum tax. In addition, distributions from investment income and capital gains may be subject to state taxes in states other than California, and to local taxes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."


XI. PERFORMANCE DATA

     The yields for the 30-day period ended December 31, 2003 were 3.14%, 2.78%, 2.78% and 3.53% for Class A, Class B, Class C and Class D, respectively.

     The tax-equivalent yields, based upon a combined federal and California personal income tax bracket of 41.05% (the highest current individual marginal tax rate), for the 30-day period ending December 31, 2003, were 5.33%, 4.72%, 4.72%, and 5.99% for Class A, Class B, Class C and Class D, respectively, based upon the yields quoted above.

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2003



CLASS                       INCEPTION DATE      1 YEAR        5 YEARS        10 YEARS     LIFE OF FUND
-----                       --------------      ------        -------        --------     ------------
Class A                        07/28/97         -0.13%          3.92%             --             4.35%
Class B                        07/11/84         -0.69%          4.38%           4.77%            7.34%
Class C                        07/28/97          2.81%          4.27%             --             4.58%
Class D                        07/28/97          4.50%          5.04%             --             5.33%



          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2003



CLASS                       INCEPTION DATE      1 YEAR        5 YEARS        10 YEARS     LIFE OF FUND
-----                       --------------      ------        -------        --------     ------------
Class A                        07/28/97          4.31%          4.83%             --             5.06%
Class B                        07/11/84          4.27%          4.71%           4.77%            7.34%
Class C                        07/28/97          3.80%          4.27%             --             4.58%
Class D                        07/28/97          4.50%          5.04%             --             5.33%



          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED DECEMBER 31, 2003



CLASS                       INCEPTION DATE      1 YEAR        5 YEARS        10 YEARS     LIFE OF FUND
-----                       --------------      ------        -------        --------     ------------
Class A                        07/28/97          4.31%          26.60%            --            37.33%
Class B                        07/11/84          4.27%          25.87%         59.37%          297.35%
Class C                        07/28/97          3.80%          23.27%            --            33.34%
Class D                        07/28/97          4.50%          27.89%            --            39.57%

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                         PERIOD ENDED DECEMBER 31, 2003



CALCULATION METHODOLOGY                              INCEPTION DATE      1 YEAR        5 YEARS        10 YEARS     LIFE OF FUND
-----------------------                              --------------      ------        -------        --------     ------------
After taxes on distributions                            07/11/84         -0.83%          4.29%           4.64%            7.20%
After taxes on distributions and redemptions            07/11/84          1.18%          4.36%           4.68%            7.12%



XII. FINANCIAL STATEMENTS

     EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                      *****

   This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2003

PRINCIPAL
AMOUNT IN                                                                           COUPON     MATURITY
THOUSANDS                                                                            RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------
              California Tax-Exempt Municipal Bonds (95.8%)
              GENERAL OBLIGATION (14.7%)
              California,
$     5,000    Ser 1990                                                               7.00%    08/01/07   $   5,732,250
      5,000    Ser 1990                                                               7.00     08/01/08       5,847,500
      2,000    Veterans Ser AT                                                        9.50     02/01/10       2,663,440
     10,000    Refg Ser 2002                                                          5.25     02/01/11      10,942,100
      2,400    Veterans Ser BH (AMT) (FSA)                                            5.40     12/01/16       2,531,424
      5,000    Various Purpose dtd 04/01/93 (FSA)                                     5.50     04/01/19       5,095,500
      5,000    Various Purpose dtd 04/01/02                                           6.00     04/01/19       5,745,900
     10,000    Various Purpose Ser 1996 (Ambac)                                       5.25     06/01/21      10,641,300
      4,000    Various Purpose dtd 05/01/03                                           5.00     02/01/32       3,907,200
      2,250    Carlsbad Unified School District, Ser 1997 (FGIC)                      0.00     11/01/16       1,267,043
              Los Angeles Community College District,
      5,000    2001 Ser A (MBIA)                                                      5.50     08/01/20       5,555,650
      5,000    2001 Ser A (MBIA)                                                      5.50     08/01/21       5,532,400
              Los Angeles Unified School District,
      5,000    2003 Ser A (FSA)                                                       5.25     07/01/20       5,450,750
     10,000    1997 Ser B (FGIC)                                                      5.00     07/01/23      10,314,400
      6,500   North Orange County Community College District,
               Election of 2002 Ser A (MBIA)                                         5.375     08/01/21       7,132,775
      5,000   Placentia - Yorba Linda United School District,
               2002 Election Ser A (FGIC)                                             5.00     08/01/26       5,145,700
              Puerto Rico,
      8,000    Public Improvement Ser 1999                                            4.75     07/01/23       8,060,080
      3,000    Public Improvement Ser 1998 (Secondary MBIA)                          4.875     07/01/23       3,087,480
-----------                                                                                               -------------
     98,150                                                                                                 104,652,892
-----------                                                                                               -------------
              EDUCATIONAL FACILITIES REVENUE (1.5%)
      5,000   California, Educational Facilities Authority, University of
               San Diego Ser 1998 (Ambac)                                             5.00     10/01/22       5,240,650
      5,000   University California, Ser 2003 Q (FSA)                                 5.00     09/01/24       5,187,950
-----------                                                                                               -------------
     10,000                                                                                                  10,428,600
-----------                                                                                               -------------
              ELECTRIC REVENUE (7.5%)
     10,000   California State Department of Water Resources,
               Power Supply Ser 2002 A                                               5.375     05/01/21      10,446,900
     25,000   Los Angeles Department of Water & Power,
               2001 Ser A (FSA)                                                       5.25     07/01/22      26,687,250
              Southern California Public Power Authority,
      1,750    Transmission Refg Ser 1988 (FGIC)                                      0.00     07/01/06       1,669,815
      3,500    Mead-Adelanto 1994 A (Ambac)                                           9.02++   07/01/15       4,349,555

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                           COUPON     MATURITY
THOUSANDS                                                                            RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------
$     2,500    Mead-Phoenix 1994 Ser A (Ambac)                                        9.02++%  07/01/15   $   3,028,350
      2,750    Transmission Refg Ser 2002 A (FSA)                                     5.25     07/01/18       3,009,105
              Puerto Rico Electric Power Authority,
      2,000    Power Ser II (MBIA)                                                   5.375     07/01/19       2,236,100
      2,000    Power Ser X                                                            5.50     07/01/25       2,073,100
-----------                                                                                               -------------
     49,500                                                                                                  53,500,175
-----------                                                                                               -------------
              HOSPITAL REVENUE (7.4%)
      8,000   Antelope Valley Healthcare District, Refg Ser 1997 A (FSA)              5.20     01/01/20       8,444,880
              California Health Facilities Financing Authority,
      2,500    Sutter/CHS Ser 1996 A (MBIA)                                          5.875     08/15/16       2,775,100
      3,000    Scripps Memorial Hospitals Ser 1992 A (MBIA)                          6.375     10/01/22       3,065,790
      5,000   California Infrastructure & Economic Development
               Bank, Kaiser Assistance Ser 2001 A                                     5.55     08/01/31       5,180,550
      2,000   California Statewide Communities Development
               Authority, Cedars-Sinai Medical Center Ser 1992 COPs                   6.50     08/01/12       2,298,080
     14,000   Duarte, City of Hope National Medical Center
               Ser 1999 A COPs                                                        5.25     04/01/19      14,171,360
      7,500   Madera County, Valley Children's Hospital
               Ser 1995 COPs (MBIA)                                                   6.50     03/15/15       9,313,950
      4,000   Rancho Mirage Joint Powers Financing Authority,
               Eisenhower Medical Center Ser 1997 A COPs (MBIA)                       5.25     07/01/17       4,303,840
      3,000   University of California, UCLA Medical Center
               Refg Ser 1994 (MBIA)                                                   5.50     12/01/14       3,069,900
-----------                                                                                               -------------
     49,000                                                                                                  52,623,450
-----------                                                                                               -------------
              INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (2.2%)
      5,000   California Pollution Control Financing Authority,
               San Diego Gas & Electric Co 1996 Ser A                                 5.90     06/01/14       5,348,700
     10,000    Southern California Edison Co 1992 Ser B (AMT)                         6.40     12/01/24      10,055,500
-----------                                                                                               -------------
     15,000                                                                                                  15,404,200
-----------                                                                                               -------------
              MORTGAGE REVENUE - MULTI-FAMILY (0.3%)
      2,000   California Housing Finance Agency, Rental II
-----------    1992 Ser B                                                             6.70     08/01/15       2,019,820
                                                                                                          -------------
              MORTGAGE REVENUE - SINGLE FAMILY (0.6%)
      2,250   California Housing Finance Agency, Purchase
               1995 Ser B-2 (AMT)                                                     6.30     08/01/24       2,279,182

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                           COUPON     MATURITY
THOUSANDS                                                                            RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------
              California Rural Home Financing Authority,
$       955    Home 1997 Ser D-CL 5 (AMT)                                             6.70%    05/01/29   $     995,454
        745    1997 Ser A-2 (AMT)                                                     7.00     09/01/29         758,321
        405    Home 1998 Ser A (AMT)                                                  6.35     12/01/29         424,262
-----------                                                                                               -------------
      4,355                                                                                                   4,457,219
-----------                                                                                               -------------
              PUBLIC FACILITIES REVENUE (3.3%)
      4,000   Anaheim Public Financing Authority, 1997 Ser C (FSA)                    6.00     09/01/16       4,826,400
     10,000   California Public Works Board, Department of
               Corrections Refg 1993 Ser A (Ambac)                                    5.00     12/01/19      10,915,400
      4,000   Sacramento City Financing Authority,
               2002 Ser A (FSA)                                                       5.25     12/01/17       4,417,560
      5,000   Puerto Rico Public Buildings Authority,
               2002 Ser D (Ambac)                                                     0.00#    07/01/31       3,443,450
-----------                                                                                               -------------
     23,000                                                                                                  23,602,810
-----------                                                                                               -------------
              RECREATIONAL FACILITIES REVENUE (0.5%)
      2,000   California State University, Fresno Event Center
               Sr Ser 2002                                                            6.00     07/01/26       2,079,780
      2,000   San Diego County, San Diego Natural History
               Museum COPs                                                            5.70     02/01/28       1,674,360
-----------                                                                                               -------------
      4,000                                                                                                   3,754,140
-----------                                                                                               -------------
              TAX ALLOCATION REVENUE (8.1%)
      1,500   Fontana Public Finance Authority, Ser 2003 A (Ambac)                   5.375     09/01/25       1,598,220
              Long Beach Bond Finance Authority,
      3,205    Downtown North Long Beach 2002 Ser A (Ambac)                          5.375     08/01/19       3,508,994
      2,380    Downtown North Long Beach 2002 Ser A (Ambac)                          5.375     08/01/20       2,593,129
     20,000   Long Beach Financing Authority, Ser 1992 (Ambac)                        6.00     11/01/17      24,205,000
              Pleasanton Joint Powers Financing Authority,
     10,575    Reassessment 1993 Ser A                                                6.15     09/02/12      10,822,032
      1,500    Reassessment 1993 Ser A                                                6.20     09/02/17       1,532,340
      5,000   Poway Redevelopment Agency, Pagway
               Ser 2003A (MBIA)                                                       5.00     06/15/33       5,099,950
      8,000   San Jose Redevelopment Agency, Ser 1999 (Ambac)                         4.75     08/01/23       8,060,160
-----------                                                                                               -------------
     52,160                                                                                                  57,419,825
-----------                                                                                               -------------
              TRANSPORTATION FACILITIES REVENUE (18.7%)
     10,000   Alameda Corridor Transportation Authority, Sr Lien
               Ser 1999 A (MBIA)                                                      5.25     10/01/21      10,780,100

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                           COUPON     MATURITY
THOUSANDS                                                                            RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------
$     4,000   Bay Area Toll Authority, San Francisco Bay Area
               Toll Bridge 2001 Ser D                                                 5.00%    04/01/18   $   4,256,840
      3,000   California Infrastructure and Economic Development
               Bank, Bay Area Toll Bridges Seismic Retrofit
               First Lien Ser 2003 A (FSA)                                            5.25     07/01/21       3,255,690
              Foothill/Eastern Transportation Corridor Agency,
      5,000    Toll Road Ser 1999 (MBIA)                                             5.125     01/15/19       5,317,650
     14,000    Toll Road Ser 1999                                                     0.00##   01/15/23      10,596,180
              Long Beach,
      5,000    Harbor Refg Ser 1998 A (AMT) (FGIC)                                    6.00     05/15/17       5,927,550
      3,000    Harbor Refg Ser 1998 A (AMT) (FGIC)                                    6.00     05/15/19       3,559,830
     10,000    Harbor Ser 1995 (AMT) (MBIA)                                           5.25     05/15/25      10,161,300
      5,000   Orange County, Airport Refg Ser 1997 (AMT) (MBIA)                       5.50     07/01/11       5,567,550
              Port of Oakland,
      5,200    Ser 2002 M (FGIC)                                                      5.25     11/01/19       5,673,356
      2,000    Ser 2002 M (FGIC)                                                      5.25     11/01/20       2,169,660
     15,000   San Diego County Regional Transportation
               Commission, Sales Tax 1994 Ser A (FGIC)                                4.75     04/01/08      16,585,050
      5,000   San Francisco Airports Commission, San Francisco
               Int'l Airport Second Ser Refg Issue 27B (FGIC)                        5.125     05/01/26       5,175,650
              San Francisco Bay Area Rapid Transit District,
        795    Sales Tax Ser 1995 (FGIC)                                              5.50     07/01/15         846,325
      9,500    Sales Tax Ser 1998 (Ambac)                                             4.75     07/01/23       9,603,170
              San Joaquin Hills Transportation Corridor Agency,
      6,000    Toll Road Refg Ser 1997 A (MBIA)                                       0.00     01/15/15       3,717,060
     10,000    Toll Road Senior Lien Ser 1993                                         5.00     01/01/33       9,354,800
     10,000   San Jose, Airport Ser 2001 A (FGIC)                                     5.00     03/01/25      10,213,700
     10,000   Puerto Rico Highway & Transportation Authority,
               Ser 1998 A                                                             4.75     07/01/38       9,792,300
-----------                                                                                               -------------
    132,495                                                                                                 132,553,761
-----------                                                                                               -------------
              WATER & SEWER REVENUE (20.8%)
     20,000   California Department of Water Resources, Central
               Valley Ser Y (FGIC)                                                    5.00     12/01/25      20,643,600
      8,000   Castaic Lake Water Agency, Refg Ser 1994 A COPs (MBIA)                  6.00     08/01/18       8,363,920
      4,000   Corona Public Financing Authority, Water Ser 1998 (FGIC)                4.75     09/01/23       4,053,360
     10,000   East Bay Municipal Utility District, Water Ser 2001 (MBIA)              5.00     06/01/26      10,258,000

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                           COUPON     MATURITY
THOUSANDS                                                                            RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------
$     8,000   Eastern Municipal Water District, Water & Sewer
               Refg Ser 1998 A COPs (FGIC)                                            4.75%    07/01/23   $   8,091,440
     10,000   Los Angeles Wastewater, ROLS Ser II-R 234                               8.64++   06/01/22      11,018,700
      5,000   Los Angeles Department of Water & Power, Water
               2001 Ser A                                                            5.125     07/01/41       5,105,750
     15,000   Metropolitan Water District of Southern California,
               Waterworks 1997 Ser A                                                  5.00     07/01/26      15,276,000
      4,500   Sacramento County Water Financing Authority, 2003
               Water Project (Ambac)                                                  4.75     06/01/28       4,521,915
     10,000   Sacramento Financing Authority, Water & Capital
               Improvement 2001 Ser A (Ambac)                                         5.00     12/01/26      10,258,000
      3,000   San Diego, Water 1998 Ser (FGIC)                                        4.75     08/01/28       3,006,630
      5,000   San Diego County Water Authority, Ser 2002 A
               COPs (MBIA)                                                            5.00     05/01/27       5,140,500
     10,000   San Diego Public Facilities Authority, Sewer Ser 1993 A                 5.25     05/15/20      10,138,700
              San Francisco Public Utilities Commission,
      5,650    Water 2002 Ser A (MBIA)                                                5.00     11/01/20       5,991,090
     10,000    Water 1996 Ser A                                                       5.00     11/01/21      10,260,300
     10,000    Water Refg Ser A 2001 (FSA)                                            5.00     11/01/31      10,223,700
      5,000   West Basin Municipal Water District, Refg Ser 2003 A
               COPs (MBIA)                                                            5.00     08/01/30       5,135,850
-----------                                                                                               -------------
    143,150                                                                                                 147,487,455
-----------                                                                                               -------------
              REFUNDED (10.2%)
              Foothill/Eastern Transportation Corridor Agency,
     15,000    Toll Road Sr Lien Ser 1995 A                                           6.00     01/01/07+     16,881,000
      4,000    Toll Road Sr Lien Ser 1995 A                                           0.00###  01/01/10+      4,695,040
              Los Angeles Convention & Exhibition Center Authority,
     14,000    Ser 1985 COPs                                                          9.00     12/01/05+     16,009,280
     10,000    Ser 1985 COPs                                                          9.00     12/01/05+     11,435,200
     10,000   Los Angeles, Department of Airports
               Refg 1995 Ser A (FGIC)                                                 5.50     05/15/05+     10,682,600
      6,000   San Diego County Water Authority, Ser 1991 B
               COPs (MBIA)                                                           11.27++   04/27/06+      7,502,160
      5,250   Southern California Public Power Authority,
               Transmission Refg Ser 1988 A (FGIC) (ETM)                              0.00     07/01/06       5,030,602
-----------                                                                                               -------------
     64,250                                                                                                  72,235,882
-----------                                                                                               -------------
    647,060   Total California Tax-Exempt Municipal Bonds (COST $628,752,101)                               680,140,229
-----------                                                                                               -------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                           COUPON     MATURITY
THOUSANDS                                                                            RATE        DATE         VALUE
-----------------------------------------------------------------------------------------------------------------------
              Short-Term California Tax-Exempt Municipal Obligations (3.3%)
$       335   California Housing Finance Agency, Home 1995 Ser J
               (Ambac) (Called for Redemption 02/01/04)                               6.00%    08/01/17   $     336,367
     10,000   Contra Costa Water District, Ser G (MBIA)                               5.50     10/01/04+     10,533,000
      9,500   Los Angeles County, Public Properties Refg 1987 COPs                    0.00     04/01/04       9,455,635
      1,500   Los Angeles Department of Water & Power, 2001 Ser B
               Subser B-6 (Demand 01/02/04)                                           1.27*    07/01/34       1,500,000
      1,400   Orange County Sanitation District Ser, 2000 A COPs
               (Demand 01/02/04)                                                      1.27*    08/01/30       1,400,000
-----------                                                                                               -------------
     22,735   Total Short-Term California Tax-Exempt Municipal Obligations
-----------    (COST $22,108,175)                                                                            23,225,002
                                                                                                          -------------
$   669,795   Total Investments (COST $650,860,276) (a)                                            99.1%    703,365,231
===========
              Other Assets in Excess of Liabilities                                                 0.9       6,372,714
                                                                                               --------   -------------
              Net Assets                                                                          100.0%  $ 709,737,945
                                                                                               ========   =============

----------
   AMT    ALTERNATIVE MINIMUM TAX.
   COPs   CERTIFICATES OF PARTICIPATION.
   ETM    ESCROWED TO MATURITY.
   ROLS   RESET OPTION LONGS.
   *      CURRENT COUPON OF VARIABLE RATE DEMAND OBLIGATION.
   #      CURRENTLY A ZERO COUPON SECURITY; WILL CONVERT TO 5.45% ON 07/01/12.
   ##     CURRENTLY A ZERO COUPON SECURITY; WILL CONVERT TO 5.85% ON 07/15/09.
   ###    CURRENTLY A ZERO COUPON SECURITY; WILL CONVERT TO 7.15% ON 01/01/05.
   +      PREREFUNDED TO CALL DATE SHOWN.
   ++ CURRENT COUPON RATE FOR INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS. THIS RATE RESETS PERIODICALLY AS THE AUCTION RATE ON THE RELATED SECURITY CHANGES. POSITIONS IN INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS HAVE A TOTAL VALUE OF $25,898,765 WHICH REPRESENTS 3.6% OF NET ASSETS.
   (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $650,935,147. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $52,807,604 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $377,520 RESULTING IN NET UNREALIZED APPRECIATION OF $52,430,084.

BOND INSURANCE:

   AMBAC  AMBAC ASSURANCE CORPORATION.
   FGIC   FINANCIAL GUARANTY INSURANCE COMPANY.
   FSA    FINANCIAL SECURITY ASSURANCE INC.
   MBIA   MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

DECEMBER 31, 2003

Assets:
Investments in securities, at value
 (cost $650,860,276)                                 $   703,365,231
Cash                                                          69,454
Receivable for:
 Interest                                                  9,994,747
 Shares of beneficial interest sold                          501,715
 Investments sold                                             92,100
    Prepaid expenses and other assets                         16,816
                                                     ---------------
    Total Assets                                         714,040,063
                                                     ---------------
Liabilities:
Payable for:
 Dividends and distributions to shareholders               3,327,627
 Distribution fee                                            429,107
 Investment management fee                                   348,583
 Shares of beneficial interest redeemed                       83,369
Accrued expenses                                             113,432
                                                     ---------------
    Total Liabilities                                      4,302,118
                                                     ---------------
    Net Assets                                       $   709,737,945
                                                     ===============
Composition of Net Assets:
Paid-in-capital                                      $   657,208,946
Net unrealized appreciation                               52,504,955
Accumulated undistributed net
 investment income                                           445,193
    Accumulated net realized loss                           (421,149)
                                                     ---------------
    Net Assets                                       $   709,737,945
                                                     ===============
Class A Shares:
Net Assets                                           $    17,422,238
Shares Outstanding (unlimited
 authorized, $.01 par value)                               1,385,260
    Net Asset Value Per Share                        $         12.58
                                                     ===============
    Maximum Offering Price Per Share,
        (net asset value plus 4.44%
        of net asset value)                          $         13.14
                                                     ===============
Class B Shares:
Net Assets                                           $   599,737,417
Shares Outstanding (unlimited
 authorized, $.01 par value)                              47,416,722
    Net Asset Value Per Share                        $         12.65
                                                     ===============
Class C Shares:
Net Assets                                           $    26,435,166
Shares Outstanding (unlimited
 authorized, $.01 par value)                               2,089,995
    Net Asset Value Per Share                        $         12.65
                                                     ===============
Class D Shares:
Net Assets                                           $    66,143,124
Shares Outstanding (unlimited
 authorized, $.01 par value)                               5,244,983
    Net Asset Value Per Share                        $         12.61
                                                     ===============

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 2003

Net Investment Income:
Interest Income                                      $    38,475,964
                                                     ---------------
Expenses
Distribution fee (Class A shares)                             31,832
Distribution fee (Class B shares)                          4,771,143
Distribution fee (Class C shares)                            201,947
Investment management fee                                  4,067,028
Transfer agent fees and expenses                             216,654
Shareholder reports and notices                               67,220
Professional fees                                             37,970
Custodian fees                                                32,655
Trustees' fees and expenses                                   19,071
Other                                                         49,121
                                                     ---------------
    Total Expenses                                         9,494,641
Less: expense offset                                         (32,526)
Less: distribution fee rebate
 (Class B shares)                                         (3,299,473)
                                                     ---------------
    Net Expenses                                           6,162,642
                                                     ---------------
    Net Investment Income                                 32,313,322
                                                     ---------------
Net Realized and Unrealized Gain (Loss):
Net realized gain                                          4,612,431
Net change in unrealized appreciation                     (6,374,894)
                                                     ---------------
    Net Loss                                              (1,762,463)
                                                     ---------------
Net Increase                                         $    30,550,859
                                                     ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

                                                                                FOR THE YEAR         FOR THE YEAR
                                                                                   ENDED                ENDED
                                                                              DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                              -----------------    -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                         $      32,313,322    $      35,877,781
Net realized gain                                                                     4,612,431            6,149,149
Net change in unrealized appreciation                                                (6,374,894)          21,160,505
                                                                              -----------------    -----------------

    Net Increase                                                                     30,550,859           63,187,435
                                                                              -----------------    -----------------

Dividends and Distributions to Shareholders from:
Net investment income
  Class A shares                                                                       (732,776)            (849,237)
  Class B shares                                                                    (27,255,860)         (30,349,709)
  Class C shares                                                                     (1,010,881)            (854,240)
  Class D shares                                                                     (3,233,583)          (3,701,807)

Net realized gain
  Class A shares                                                                       (118,724)            (168,726)
  Class B shares                                                                     (4,075,235)          (5,503,318)
  Class C shares                                                                       (179,557)            (205,844)
  Class D shares                                                                       (450,944)            (609,510)
                                                                              -----------------    -----------------

    Total Dividends and Distributions                                               (37,057,560)         (42,242,391)
                                                                              -----------------    -----------------

Net decrease from transactions in shares of beneficial interest                     (87,733,702)         (30,977,572)
                                                                              -----------------    -----------------

    Net Decrease                                                                    (94,240,403)         (10,032,528)

Net Assets:
Beginning of period                                                                 803,978,348          814,010,876
                                                                              -----------------    -----------------

End of period
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF $445,193
AND $493,501, RESPECTIVELY)                                                   $     709,737,945    $     803,978,348
                                                                              =================    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2003

1. Organization and Accounting Policies
Morgan Stanley California Tax-Free Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal and California income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on April 9, 1984 and commenced operations on July 11, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager") the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.55% to the portion of daily net assets not exceeding $500 million; 0.525% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.50% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.45% to the portion of daily net assets in excess of $1.25 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.75% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses as of December 31, 2003.

For the year ended December 31, 2003, the Distributor rebated a portion of the distribution fees paid by the Fund on Class B shares in the amount of $3,299,473.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.18% and 0.75%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $512,813 and $16,968, respectively and received $118,071 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2003 aggregated $80,879,115 and $147,314,721, respectively. Included in aforementioned transactions are purchases of $9,428,920 and sales of $25,217,211 with other Morgan Stanley funds including net realized gain of $1,288,443.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $5,500.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the year ended December 31, 2003 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,268. At December 31, 2003, the Fund had an accrued pension liability of $60,393 which is included in accrued expenses in the Statement of Assets and Liabilities.

On December 2, 2003, the Trustees voted to close the plan to new participants, eliminate the future benefits growth due to increases to compensation after July 31, 2003 and effective April 1, 2004, establish an unfunded deferred compensation plan which allows each independent Trustee to defer payment of all or a portion of the fees he receives for serving on the Board of Trustees throughout the year.

5. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

6. Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                                         FOR THE YEAR                        FOR THE YEAR
                                                             ENDED                               ENDED
                                                       DECEMBER 31, 2003                   DECEMBER 31, 2002
                                                --------------------------------    --------------------------------
                                                    SHARES            AMOUNT            SHARES           AMOUNT
                                                --------------    --------------    --------------    --------------
CLASS A SHARES
Sold                                                   798,027    $   10,035,431         1,512,568    $   19,130,260
Reinvestment of dividends and distributions             24,442           307,515            24,313           305,853
Redeemed                                            (1,076,242)      (13,544,718)       (1,287,894)      (16,262,010)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) -- Class A                    (253,773)       (3,201,772)          248,987         3,174,103
                                                --------------    --------------    --------------    --------------
CLASS B SHARES
Sold                                                 2,241,508        28,434,334         4,323,553        54,537,774
Reinvestment of dividends and distributions          1,276,233        16,142,176         1,476,631        18,642,590
Redeemed                                            (9,610,206)     (121,340,302)       (8,364,080)     (105,528,439)
                                                --------------    --------------    --------------    --------------
Net decrease -- Class B                             (6,092,465)      (76,763,792)       (2,563,896)      (32,348,075)
                                                --------------    --------------    --------------    --------------
CLASS C SHARES
Sold                                                   871,904        11,075,117         1,819,979        22,969,858
Reinvestment of dividends and distributions             59,793           756,188            54,241           685,522
Redeemed                                              (868,360)      (10,970,699)       (1,195,628)      (15,076,874)
                                                --------------    --------------    --------------    --------------
Net increase -- Class C                                 63,337           860,606           678,592         8,578,506
                                                --------------    --------------    --------------    --------------
CLASS D SHARES
Sold                                                   885,580        11,217,139           497,912         6,303,223
Reinvestment of dividends and distributions            151,366         1,909,249           171,997         2,165,228
Redeemed                                            (1,718,245)      (21,755,132)       (1,495,708)      (18,850,557)
                                                --------------    --------------    --------------    --------------
Net decrease -- Class D                               (681,299)       (8,628,744)         (825,799)      (10,382,106)
                                                --------------    --------------    --------------    --------------
Net decrease in Fund                                (6,964,200)   $  (87,733,702)       (2,462,116)   $  (30,977,572)
                                                ==============    ==============    ==============    ==============

8. Legal Matters
The Investment Manager, certain affiliates of the Investment Manager and certain investment companies advised by the Investment Manager or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Manager and certain affiliates of the Investment Manager allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Investment Manager or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Investment Manager or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                             FOR THE YEAR         FOR THE YEAR
                                                 ENDED                ENDED
                                           DECEMBER 31, 2003    DECEMBER 31, 2002
                                           -----------------    -----------------
Tax-exempt income                          $      32,233,100    $      35,754,993
Long-term capital gains                            4,824,460            6,487,398
                                           -----------------    -----------------
Total distributions                        $      37,057,560    $      42,242,391
                                           =================    =================

As of December 31, 2003, the tax-basis components of accumulated earnings were as follows:

Undistributed tax-exempt income            $          79,720
Undistributed long-term gains                         79,588
                                           -----------------
Net accumulated earnings                             159,308
Temporary differences                                (60,393)
Net unrealized appreciation                       52,430,084
                                           -----------------
Total accumulated earnings                 $      52,528,999
                                           =================

As of December 31, 2003, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and book amortization of discounts on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged $128,530, paid-in-capital was credited $24,324 and accumulated net realized loss was credited $104,206.

MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                     2003            2002           2001            2000          1999
                                                 ------------    ------------   ------------    ------------   ------------
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period             $      12.68    $      12.34   $      12.49    $      11.67   $      12.75
                                                 ------------    ------------   ------------    ------------   ------------
Income (loss) from investment operations:
  Net investment income                                  0.55            0.57           0.57            0.58           0.58
  Net realized and unrealized gain (loss)               (0.01)           0.44          (0.10)           0.82          (1.06)
                                                 ------------    ------------   ------------    ------------   ------------
Total income (loss) from investment operations           0.54            1.01           0.47            1.40          (0.48)
                                                 ------------    ------------   ------------    ------------   ------------
Less dividends and distributions from:
  Net investment income                                 (0.55)          (0.57)         (0.58)          (0.58)         (0.58)
  Net realized gain                                     (0.09)          (0.10)         (0.04)              -          (0.02)
                                                 ------------    ------------   ------------    ------------   ------------
Total dividends and distributions                       (0.64)          (0.67)         (0.62)          (0.58)         (0.60)
                                                 ------------    ------------   ------------    ------------   ------------

Net asset value, end of period                   $      12.58    $      12.68   $      12.34    $      12.49   $      11.67
                                                 ============    ============   ============    ============   ============
Total Return+                                            4.31%           8.37%          3.90%          12.17%         (3.91)%

Ratios to Average Net Assets(1):
Expenses (before expense offset)                         0.78%           0.80%          0.80%           0.83%          0.78%(2)
Net investment income                                    4.34%           4.53%          4.62%           4.80%          4.70%

Supplemental Data:
Net assets, end of period, in thousands          $     17,422    $     20,775   $     17,147    $     12,336   $      6,253
Portfolio turnover rate                                    11%             12%            13%              4%             5%

----------
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                     2003            2002           2001            2000          1999
                                                 ------------    ------------   ------------    ------------   ------------
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period             $      12.75    $      12.42   $      12.57    $      11.73   $      12.81
                                                 ------------    ------------   ------------    ------------   ------------
Income (loss) from investment operations:
  Net investment income                                  0.55            0.56           0.55            0.57           0.57
  Net realized and unrealized gain (loss)               (0.02)           0.42          (0.11)           0.84          (1.06)
                                                 ------------    ------------   ------------    ------------   ------------
Total income (loss) from investment operations           0.53            0.98           0.44            1.41          (0.49)
                                                 ------------    ------------   ------------    ------------   ------------
Less dividends and distributions from:
  Net investment income                                 (0.54)          (0.55)         (0.55)          (0.57)         (0.57)
  Net realized gain                                     (0.09)          (0.10)         (0.04)              -          (0.02)
                                                 ------------    ------------   ------------    ------------   ------------
Total dividends and distributions                       (0.63)          (0.65)         (0.59)          (0.57)         (0.59)
                                                 ------------    ------------   ------------    ------------   ------------

Net asset value, end of period                   $      12.65    $      12.75   $      12.42    $      12.57   $      11.73
                                                 ============    ============   ============    ============   ============
Total Return+                                            4.27%           8.13%          3.56%          12.29%         (3.99)%

Ratios to Average Net Assets(1)(3):
Expenses (before expense offset)                         0.83%           0.93%          1.04%           0.93%          0.91%(2)
Net investment income                                    4.29%           4.40%          4.38%           4.70%          4.57%

Supplemental Data:
Net assets, end of period, in thousands          $    599,737    $    682,046   $    696,481    $    732,668   $    761,548
Portfolio turnover rate                                    11%             12%            13%              4%             5%

----------
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%
(3) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED BY THE DISTRIBUTOR, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                        EXPENSE          NET INVESTMENT
    PERIOD ENDED                         RATIO            INCOME RATIO
    -------------                       -------          --------------
    DECEMBER 31, 2003                     1.35%               3.77%
    DECEMBER 31, 2002                     1.35                3.98
    DECEMBER 31, 2001                     1.34                4.06
    DECEMBER 31, 2000                     1.34                4.29
    DECEMBER 31, 1999                     1.34                4.14

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                     2003            2002           2001            2000          1999
                                                 ------------    ------------   ------------    ------------   ------------
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period             $      12.74    $      12.42   $      12.57    $      11.73   $      12.81
                                                 ------------    ------------   ------------    ------------   ------------
Income (loss) from investment operations:
  Net investment income                                  0.48            0.50           0.51            0.52           0.51
  Net realized and unrealized gain (loss)                0.00            0.42          (0.11)           0.84          (1.06)
                                                 ------------    ------------   ------------    ------------   ------------
Total income (loss) from investment operations           0.48            0.92           0.40            1.36          (0.55)
                                                 ------------    ------------   ------------    ------------   ------------
Less dividends and distributions from:
  Net investment income                                 (0.48)          (0.50)         (0.51)          (0.52)         (0.51)
  Net realized gain                                     (0.09)          (0.10)         (0.04)              -          (0.02)
                                                 ------------    ------------   ------------    ------------   ------------
Total dividends and distributions                       (0.57)          (0.60)         (0.55)          (0.52)         (0.53)
                                                 ------------    ------------   ------------    ------------   ------------

Net asset value, end of period                   $      12.65    $      12.74   $      12.42    $      12.57   $      11.73
                                                 ============    ============   ============    ============   ============
Total Return+                                            3.80%           7.59%          3.33%          11.74%         (4.41)%

Ratios to Average Net Assets(1):
Expenses (before expense offset)                         1.35%           1.35%          1.34%           1.34%          1.34%(2)
Net investment income                                    3.77%           3.98%          4.09%           4.29%          4.14%

Supplemental Data:
Net assets, end of period, in thousands          $     26,435    $     25,825   $     16,745    $     14,534   $     13,099
Portfolio turnover rate                                    11%             12%            13%              4%             5%

----------
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                     2003            2002           2001            2000          1999
                                                 ------------    ------------   ------------    ------------   ------------
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period             $      12.71    $      12.39   $      12.53    $      11.71   $      12.78
                                                 ------------    ------------   ------------    ------------   ------------
Income (loss) from investment operations:
  Net investment income                                  0.57            0.60           0.60            0.61           0.60
  Net realized and unrealized gain (loss)               (0.01)           0.41          (0.10)           0.82          (1.05)
                                                 ------------    ------------   ------------    ------------   ------------
Total income (loss) from investment operations           0.56            1.01           0.50            1.43          (0.45)
                                                 ------------    ------------   ------------    ------------   ------------
Less dividends and distributions from:
  Net investment income                                 (0.57)          (0.59)         (0.60)          (0.61)         (0.60)
  Net realized gain                                     (0.09)          (0.10)         (0.04)              -          (0.02)
                                                 ------------    ------------   ------------    ------------   ------------
Total dividends and distributions                       (0.66)          (0.69)         (0.64)          (0.61)         (0.62)
                                                 ------------    ------------   ------------    ------------   ------------

Net asset value, end of period                   $      12.61    $      12.71   $      12.39    $      12.53   $      11.71
                                                 ============    ============   ============    ============   ============
Total Return+                                            4.50%           8.41%          4.12%          12.50%         (3.63)%

Ratios to Average Net Assets(1):
Expenses (before expense offset)                         0.60%           0.60%          0.59%           0.59%          0.59%(2)
Net investment income                                    4.52%           4.73%          4.84%           5.04%          4.89%

Supplemental Data:
Net assets, end of period, in thousands          $     66,143    $     75,332   $     83,638    $     95,132   $      1,021
Portfolio turnover rate                                    11%             12%            13%              4%             5%

----------
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley California Tax-Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley California Tax-Free Income Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 12, 2004

                       2003 FEDERAL TAX NOTICE (UNAUDITED)

     During the year ended December 31, 2003, the Fund paid to its shareholders the following per share amounts from the sources indicated below:

                                       CLASS A    CLASS B    CLASS C      CLASS D
                                      --------------------------------------------
     Tax-Exempt Income                 $  0.55    $  0.54    $  0.48      $  0.57
     Long-Term Capital Gains           $  0.09    $  0.09    $  0.09      $  0.09

APPENDIX A  MORGAN STANLEY INVESTMENT MANAGEMENT
            PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

      INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

      Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

      PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

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II. GENERAL PROXY VOTING GUIDELINES

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.  MANAGEMENT PROPOSALS

    1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       - Selection or ratification of auditors.

       - Approval of financial statements, director and auditor reports.

       - Election of Directors.

       - Limiting Directors' liability and broadening indemnification of Directors.

       - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       - General updating/corrective amendments to the charter.

       - Elimination of cumulative voting.

       - Elimination of preemptive rights.

       - Provisions for confidential voting and independent tabulation of voting results.

       - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

    2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       CAPITALIZATION CHANGES

       - Capitalization changes that eliminate other classes of stock and voting rights.

       - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       - Proposals for share repurchase plans.

       - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       - Proposals to effect stock splits.

       - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       COMPENSATION

       - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       - Establishment of Employee Stock Option Plans and other employee ownership plans.

       ANTI-TAKEOVER MATTERS

       - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       - Creation of "blank check" preferred stock.

       - Changes in capitalization by 100% or more.

       - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

       - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       - Proposals to indemnify auditors.

    4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       CORPORATE TRANSACTIONS

       - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

         (i)   Whether the stock option plan is incentive based;

         (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

         (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       ANTI-TAKEOVER PROVISIONS

       - Proposals requiring shareholder ratification of poison pills.

       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

    1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       - Requiring auditors to attend the annual meeting of shareholders.

       - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       - Confidential voting.

       - Reduction or elimination of supermajority vote requirements.

    2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       - Proposals that limit tenure of directors.

       - Proposals to limit golden parachutes.

       - Proposals requiring directors to own large amounts of stock to be eligible for election.

       - Restoring cumulative voting in the election of directors.

       - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       - Proposals that limit retirement benefits or executive compensation.

       - Requiring shareholder approval for bylaw or charter amendments.

       - Requiring shareholder approval for shareholder rights plan or poison pill.

       - Requiring shareholder approval of golden parachutes.

       - Elimination of certain anti-takeover related provisions.

       - Prohibit payment of greenmail.

    3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

    1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters):
           (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters):
           (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

APPENDIX B RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")


                             MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                        VARIABLE RATE DEMAND OBLIGATIONS

      A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                            COMMERCIAL PAPER RATINGS

      Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

      Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                             MUNICIPAL BOND RATINGS

      A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

      Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

      SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

      SP-2 denotes a satisfactory capacity to pay principal and interest.

      SP-3 denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS

      Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

      Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

      A-1 indicates that the degree of safety regarding timely payments is very strong.

      A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

      A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                             MUNICIPAL BOND RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or     Plus and minus signs are used with a rating symbol to indicate
Minus (-)       the relative position of a credit within the rating category.
                Plus and minus signs, however, are not used in the"AAA" category.

NR              Indicates that Fitch does not rate the specific issue.

Conditional     A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended       A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn       A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert      Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

       SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD             Bonds are in default on interest and/or principal payments. Such
DD and D        bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus(+) or      Plus and minus signs are used with a rating symbol to indicate
Minus(-)        the relative position of a credit within the rating category.
                Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                 MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1). Declaration of Trust of the Registrant, dated April 9, 1984, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 23, 1996.

(a)(2). Amendment to the Declaration of Trust of the Registrant, dated May 21, 1984, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 17, 2000.

(a)(3). Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on July 17, 1997.

(a)(4). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(a)(5). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed February 27, 2002.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

(c).      Not Applicable.

(d). Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(e)(1). Amended Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26,1999.

(e)(2). Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on February 24, 1994.

(e)(3). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 16 to the Registration Statement of Form N-1A, filed on February 26, 1999.

(f). Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on April 29, 1999.

(g)(1). Custody Agreement between The Bank of New York and the Registrant, dated September 20, 1991, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 23, 1996.

(g)(2). Amendment to the Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 13, 1997.

(g)(3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7c of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(g)(4). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(h)(1). Amended and Restated Transfer Agency Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 28, 2001

(h)(2). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 26, 1999.

(i). Opinion of Sheldon Curtis, Esq., dated March 20, 1985, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on February 17, 2000.

(j).      Consent of Independent Auditors, filed herein.

(k).      Not Applicable.

(l).      Not Applicable.

(m). Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on July 17, 1997.

(n). Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 27, 2002.

(o).      Not Applicable.

(p)(1). Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 26, 2003.

(p)(2). Code of Ethics of the Morgan Stanley Fund, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on February 26, 2003.

(other). Powers of Attorney of Trustees, dated January 30, 2004, is filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

        NAME AND POSITION WITH                            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS                       INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
--------------------------------------     -----------------------------------------------------------------------------------------
Mitchell M. Merin                          President and Chief Operating Officer of Morgan Stanley Investment Management; Chairman
President, Chief Executive Officer         and Director of Morgan Stanley Distributors; Chairman and Director of Morgan Stanley
and Director                               Trust; President, Chief Executive Officer and Director of Morgan Stanley Services;
                                           President of the Morgan Stanley Retail Funds and the Institutional Funds; Director of
                                           Morgan Stanley Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of the Van Kampen Open-End
                                           Funds; President and Chief Executive Officer of the Van Kampen Closed-End Funds.

Barry Fink                                 Managing Director and General Counsel of Morgan Stanley Investment Management; Managing
Managing Director,                         Director and Director of Morgan Stanley Services; Managing Director, Secretary, and
and Director                               Director of Morgan Stanley Distributors; Vice President and General Counsel of the Morgan
                                           Stanley Funds.

A. Thomas Smith III                        Vice President and Assistant Secretary of the Morgan Stanley Funds.
Managing Director and
General Counsel

Joseph J. McAlinden                        Chief Investment Officer and Managing Director of Morgan Stanley Investment Management
Managing Director and                      Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                          Managing Director, Chief Administrative Officer and Director of Morgan Stanley
Managing Director, Chief                   Services; Chief Executive Officer and Director of Morgan Stanley Trust; Managing
Administrative Officer and                 Director of the  Distributor; Executive Vice President and Principal Executive Officer
Director                                   of the Morgan Stanley Funds.

Dominic P. Caldecott                       Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley
Managing Director                          Investment Management Limited; Vice President and Investment Manager of Morgan Stanley
                                           & Co. International.

Rajesh K. Gupta                            Managing Director and Chief Administrative Officer-Investments of Morgan Stanley
Managing Director and Chief                Investment Management Inc.
Administrative Officer-Investments

        NAME AND POSITION WITH                            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS                       INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
--------------------------------------       ---------------------------------------------------------------------------------------
John B. Kemp, III                            President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                             Executive Director of Morgan Stanley Services; Vice President and Chief Financial
Executive Director                           Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1) Active Assets California Tax-Free Trust

(2) Active Assets Government Securities Trust

(3) Active Assets Institutional Government Securities Trust

(4) Active Assets Institutional Money Trust

(5) Active Assets Money Trust

(6) Active Assets Tax-Free Trust

(7) Morgan Stanley Aggressive Equity Fund

(8) Morgan Stanley Allocator Fund

(9) Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley European Growth Fund Inc.

(20) Morgan Stanley Federal Securities Trust

(21) Morgan Stanley Financial Services Trust

(22) Morgan Stanley Flexible Income Trust

(23) Morgan Stanley Fund of Funds

(24) Morgan Stanley Fundamental Value Fund

(25) Morgan Stanley Global Advantage Fund

(26) Morgan Stanley Global Dividend Growth Securities

(27) Morgan Stanley Global Utilities Fund

(28) Morgan Stanley Growth Fund

(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Latin American Growth Fund

(40) Morgan Stanley Limited Duration Fund

(41) Morgan Stanley Limited Duration U.S. Treasury Trust

(42) Morgan Stanley Limited Term Municipal Trust

(43) Morgan Stanley Liquid Asset Fund Inc.

(44) Morgan Stanley Mid-Cap Value Fund

(45) Morgan Stanley Multi-State Municipal Series Trust

(46) Morgan Stanley Nasdaq-100 Index Fund

(47) Morgan Stanley Natural Resource Development Securities Inc.

(48) Morgan Stanley New York Municipal Money Market Trust

(49) Morgan Stanley New York Tax-Free Income Fund

(50) Morgan Stanley Pacific Growth Fund Inc.

(51) Morgan Stanley Prime Income Trust

(52) Morgan Stanley Quality Income Trust

(53) Morgan Stanley Real Estate Fund

(54) Morgan Stanley S&P 500 Index Fund

(55) Morgan Stanley Select Dimensions Investment Series

(56) Morgan Stanley Small-Mid Special Value Fund

(57) Morgan Stanley Special Growth Fund

(58) Morgan Stanley Special Value Fund

(59) Morgan Stanley Strategist Fund

(60) Morgan Stanley Tax-Exempt Securities Trust

(61) Morgan Stanley Tax-Free Daily Income Trust

(62) Morgan Stanley Total Market Index Fund

(63) Morgan Stanley Total Return Trust

(64) Morgan Stanley U.S. Government Money Market Trust

(65) Morgan Stanley U.S. Government Securities Trust

(66) Morgan Stanley Utilities Fund

(67) Morgan Stanley Value-Added Market Series

(68) Morgan Stanley Value Fund

(69) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                              POSITIONS AND OFFICE WITH
NAME                         MORGAN STANLEY DISTRIBUTORS
----                -------------------------------------------
John Schaeffer                        Director

Fred Gonfiantini    Executive Director and Financial Operations
                          Principal of MS Distributors Inc.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules there under are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 18th day of March, 2004.

                                MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

                                 By:             /S/ BARRY FINK
                                     -------------------------------------------
                                                 Barry Fink
                                                 VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 has been signed below by the following persons in the capacities and on the dates indicated.

                    SIGNATURES                                         TITLE                              DATE
                    ----------                                         -----                              ----
(1)  Principal Executive Officer                            Executive Vice President and
                                                            Principal Executive Officer


By:                  /s/ RONALD E. ROBISON
    --------------------------------------------------
                     Ronald E. Robison                                                                   3/18/04


(2)  Principal Financial Officer                            Chief Financial Officer


By:                   /s/ FRANCIS J. SMITH
    --------------------------------------------------
                      Francis J. Smith                                                                   3/18/04


(3)  Majority of the Trustees


     Charles A. Fiumefreddo (Chairman)
     Philip J. Purcell
     James F. Higgins


By:                    /s/ BARRY FINK
    --------------------------------------------------
                       Barry Fink                                                                        3/18/04
                       Attorney-in-Fact


     Michael Bozic                   Manuel H. Johnson
     Edwin J. Garn                   Joseph J. Kearns
     Wayne E. Hedien                 Michael E. Nugent
                                     Fergus Reid


By:                  /s/ CARL FRISCHLING
    --------------------------------------------------
                     Carl Frischling                                                                     3/18/04
                     Attorney-in-Fact

                 MORGAN STANLEY CALIFORNIA TAX-FREE INCOME FUND

                                  EXHIBIT INDEX

(b).     --     Amended and Restated By-laws of the Registrant, dated April 24,
                2003.

(j).     --     Consent of Independent Auditors

(other). --     Powers of Attorney of Trustees, dated January 30, 2004.